Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alarm.com Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 23, 2020

To our stockholders:

        We are pleased to invite you to attend the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Alarm.com Holdings, Inc. to be held on Wednesday, June 3, 2020 at 9:00 a.m. Eastern time. Due to public health concerns regarding the global coronavirus pandemic (COVID-19) and to protect the health and well-being of our stockholders and employees, the Annual Meeting will be held virtually at http://www.viewproxy.com/ALRM/2020/vm.

        Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

        We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2019 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2019 Annual Report and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.

        Thank you for your ongoing support of and continued interest in Alarm.com Holdings, Inc.

Sincerely,

Stephen Trundle
President, Chief Executive Officer and Director

        You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent's name and account.

ALARM.COM HOLDINGS, INC.
8281 Greensboro Drive, Suite 100
Tysons, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 3, 2020

To the Stockholders of Alarm.com Holdings, Inc.:

        NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Alarm.com Holdings, Inc., a Delaware corporation (the "Company") will be held on Wednesday, June 3, 2020 at 9:00 a.m. Eastern time in a virtual meeting format only, live via the Internet at http://www.viewproxy.com/ALRM/2020/vm, for the following purposes:

  1.
  To elect the two (2) nominees for director named in the accompanying proxy statement (the "Proxy Statement") to hold office until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

  2.
  To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

  3.
  To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

  4.
  To consider, if properly presented at the Annual Meeting, a non-binding stockholder proposal requesting the Board of Directors to take each step necessary to amend the Company's certificate of incorporation and its bylaws to reorganize the Board of Directors into one class, with each director subject to election each year for a one-year term.

  5.
  To amend the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements for (1) amendments to the Company's Amended and Restated Certificate of Incorporation and (2) stockholder amendments to the Company's Amended and Restated Bylaws (the "Supermajority Voting Requirements").

  6.
  To conduct any other business properly brought before the Annual Meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting was April 6, 2020. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Daniel Ramos
Corporate Secretary

Tysons, Virginia
April 23, 2020

ALARM.COM HOLDINGS, INC.
8281 Greensboro Drive, Suite 100
Tysons, Virginia 22102

PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 3, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is soliciting my vote?

        We are providing you with these proxy materials because the Board of Directors of Alarm.com Holdings, Inc. (the "Board") is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Alarm.com Holdings, Inc. (the "Company"), including at any adjournments or postponements thereof, to be held on Wednesday, June 3, 2020 at 9:00 a.m. Eastern time in a virtual meeting format only, live via the Internet at http://www.viewproxy.com/ALRM/2020/vm.

Do I need to attend the Annual Meeting to vote?

        You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (the "Proxy Statement"). However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the telephone, through Internet or by mail, and your votes will be cast for you at the Annual Meeting. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019, are being distributed and made available on or about April 23, 2020. As used in this Proxy Statement, references to "we," "us," "our," "Alarm.com" and the "Company" refer to Alarm.com Holdings, Inc. and our consolidated subsidiaries.

Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice") because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.

        The Notice will provide instructions as to how you may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card and Annual Report on Form 10-K, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to you by mail. The Notice will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

        We intend to mail the Notice on or about April 23, 2020 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice of 2020 Annual Meeting of

Stockholders, this Proxy Statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ended December 31, 2019 will be made available to stockholders on the Internet on the same date.

Will I receive any other proxy materials by mail?

        You will not receive any additional proxy materials via mail unless (1) you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability of Proxy Materials, which we may send on or after May 3, 2020.

How do I attend the Annual Meeting?

        In light of ongoing developments related to the coronavirus pandemic (COVID-19), and to improve stockholder access and align with our broader sustainability goals, the Annual Meeting is being held in a virtual-only format this year. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Annual Meeting will be held on Wednesday, June 3, 2020 at 9:00 a.m. Eastern time in a virtual meeting format only, live via the Internet at http://www.viewproxy.com/ALRM/2020/vm. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m. Eastern time, and you should allow ample time for the check-in procedures. Both stockholders of record and street name stockholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below:

If you are a stockholder of record, you must:

  •
  Follow the instructions provided on your Notice or proxy card to first register at www.viewproxy.com/alrm/2020 by 11:59 p.m. Eastern time on June 1, 2020. You will need to enter your name, phone number, virtual control number (included on your Notice or proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

  •
  On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ALRM/2020/vm. You will need the virtual control number included on your Notice or proxy card.

If you are hold your shares in street name, you must:

  •
  Obtain a valid proxy from your broker, bank or other agent.

  •
  Register at www.viewproxy.com/ALRM/2020 by 11:59 p.m. Eastern time on June 1, 2020. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the Annual Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically at the Annual Meeting.

  •
  On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ALRM/2020/vm. You will need the virtual control number assigned to you in your registration confirmation email.

        Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the Annual Meeting, are posted on www.viewproxy.com/ALRM/2020 under "Frequently Asked Questions."

What if I have technical difficulties during the check-in time or during the Annual Meeting?

        We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Annual Meeting. Please be sure to check in by 8:30 a.m. Eastern time on June 3, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast for the Annual Meeting begins.

        If you encounter any difficulties accessing the live audio webcast for the Annual Meeting during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

        The platform we are using for the live audio webcast for the Annual Meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the Annual Meeting.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 6, 2020 will be entitled to vote at the Annual Meeting. On this record date, there were 48,704,074 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

        If on April 6, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting if you participate virtually or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares electronically through the Internet, over the telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 6, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting even if you participate virtually, unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are five matters scheduled for a vote:

  •
  Election of two (2) directors to hold office until the 2023 Annual Meeting of Stockholders (Proposal 1);

  •
  Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2);

  •
  Advisory vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules (Proposal 3);

  •
  Consideration, if properly presented at the Annual Meeting, of a non-binding stockholder proposal requesting the Board to take each step necessary to amend our amended and restated certificate of incorporation and our amended and restated bylaws to reorganize the Board into one class, with each director subject to election each year for a one-year term (Proposal 4); and

  •
  Amendment of our amended and restated Certificate of Incorporation to eliminate Supermajority Voting Requirements (Proposal 5).

What if another matter is properly brought before the Annual Meeting?

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I vote?

        You may either vote "FOR" all the proposed nominees to the Board or you may "WITHHOLD" your vote for any nominee you specify. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. For each of the other matters to be voted on, you may vote "FOR" or "AGAINST" or abstain from voting.

        The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote at the Annual Meeting if you participate virtually, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically even if you have already voted by proxy.

  •
  To vote your shares electronically at the Annual Meeting, you will need to visit http://www.AALvote.com/ALRM during the Annual Meeting while the polls are open. You will need the virtual control number, which will be included on your Notice or proxy card.

  •
  To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice.

  •
  To vote through the Internet, go to http://www.AALvote.com/ALRM to complete an electronic proxy card. You will be asked to provide the control number from the Notice.

  •
  To vote by using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. During the Annual Meeting while the polls are open, you will need to visit http://www.AALvote.com/ALRM to vote electronically. You will need the virtual control number assigned to you in your registration confirmation email.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?

        No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote: by telephone, through the Internet, by requesting and returning a printed proxy card or by submitting a ballot electronically at the Annual Meeting.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 6, 2020.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

        If you are a stockholder of record and do not vote by telephone, through the Internet, by completing the printed proxy card that may be delivered to you or electronically at the Annual Meeting, your shares will not be voted.

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "FOR" the election of all two nominees for director, "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, "FOR" the advisory approval of executive officer compensation, "AGAINST" the stockholder proposal requesting the Board to take all necessary steps to amend our amended and restated certificate of incorporation and our amended and restated bylaws to reorganize the Board into one class, with each director subject to election each year for a one-year term and "FOR" the approval of the amendment to our amended and restated certificate of incorporation to eliminate Supermajority Voting Requirements. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

        If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange ("NYSE"), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your "uninstructed" shares with respect to matters considered to be "routine" under NYSE rules, but not with respect to "non-routine" matters. Proposals 1, 3, 4 and 5 are considered to be "non-routine" under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a "routine" matter under NYSE rules meaning that if you do not return voting instructions to your broker, bank or other agent by its deadline, your shares may be voted by your broker, bank or other agent in its discretion on Proposal 2.

        If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of remote communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We engaged Alliance Advisors to assist us with our shareholder engagement process, and we may pay them an estimated fee of $23,500, plus reasonable out-of-pocket expenses if they assist us in soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

        If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

        Yes. You can revoke your proxy at any time before the vote during the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may grant a subsequent proxy by telephone or through the Internet.

  •
  You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

  •
  You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Alarm.com Holdings, Inc., 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102.

  •
  You may attend the Annual Meeting virtually and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

        Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Agent

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent to change your voting instructions.

When are stockholder proposals and director nominations due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, you must submit your proposal, in writing, by December 24, 2020, to our Corporate Secretary c/o Alarm.com Holdings, Inc., 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Our bylaws also establish an advance notice procedure if you wish to present a proposal before an annual meeting of stockholders but you are not requesting that your proposal or nomination be included in next year's proxy materials. To be timely for our 2021 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices not later than the close of business on March 5, 2021 nor earlier than the close of business on February 3, 2021. However, if we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after June 3, 2021 (the one-year anniversary date of the 2020 Annual Meeting of Stockholders), then timely notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2021 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1 to elect directors, votes "For," "Withhold" and broker non-votes; and, with respect to Proposals 2, 3, 4 and 5, votes "For" and "Against," abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each proposal, other than the election of directors (Proposal 1). Abstentions will have the same effect as "Against" votes on Proposals 2, 3, 4 and 5, and will have no effect on Proposal 1. Broker non-votes on Proposals 1, 3 and 4 will have no effect and will not be counted towards the vote total for any of those proposals. Broker non-votes on Proposal 5 will have the same effect as an "against" vote.

What are "broker non-votes"?

        As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes." Proposals 1, 3, 4 and 5 are considered to be "non-routine" under NYSE rules and we, therefore, expect broker non-votes to exist in connection with those proposals.

        As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

        The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present by remote communication or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the most "FOR" votes will be elected as directors; withheld votes will have no effect	No effect	No effect
2	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	"FOR" votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the subject matter	Against	Not applicable(1)

3	Advisory vote to approve the compensation of our named executive officers	"FOR" votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the subject matter	Against	No effect
4
	Non-binding stockholder proposal requesting the Board to take all necessary steps to amend our amended and restated certificate of incorporation and our amended and restated bylaws to reorganize the Board into one class, with each director subject to election each year for a one-year term	"FOR" votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the subject matter	Against	No effect

5	Approval to amend our amended and restated certificate of incorporation to eliminate Supermajority Voting Requirements	"FOR" votes from the holders of 66 2/3% of the outstanding capital stock entitled to vote on the subject matter	Against	Against

(1)
This proposal is considered to be a "routine" matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present virtually at the Annual Meeting or represented by proxy. On the record date, there were 48,704,074 shares outstanding and entitled to vote. Thus, the holders of 24,352,038 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting virtually or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our Board is divided into three classes. Each class consists, as nearly as possible, of an equal number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.

        The Board presently has seven members. There are two Class II directors whose terms of office expire in 2020: Timothy McAdam and Simone Wu. Mr. McAdam and Ms. Wu, both current directors, have been nominated for reelection and election, respectively, at the Annual Meeting by the Nominating and Corporate Governance Committee. Ms. Wu was appointed to the Board in February 2020 to serve in Class II and accordingly, is standing for election as this Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve until the 2023 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. All of our then-current directors attended the 2019 Annual Meeting of Stockholders in person.

Vote Required

        Directors are elected by a plurality of the votes of the holders of shares present in person by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee that we will propose. Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Director Nominees and Continuing Directors

        The following is a brief biography of each nominee for director and each director whose term of office will continue after the Annual Meeting, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Nominees for Election as a Class II Director for a Three-Year Term Expiring at the 2023 Annual Meeting of Stockholders

        Timothy McAdam, age 52, has served as chairman of our Board since April 2015 and has served as a member of our Board since July 2012. Mr. McAdam is a General Partner of Technology Crossover Ventures and has been in the venture capital industry since 1991. He currently serves on the board of directors of FinancialForce.com, Inc., a cloud-based applications company, SilverPeak Systems, Inc., an infrastructure software company, and Vectra, a cybersecurity company. Mr. McAdam holds a B.A. in Classics from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business. Our Board believes Mr. McAdam's experience in building technology companies and his expertise as an investor in such companies qualifies him to serve on the Board.

        Simone Wu, age 55, has served as a member of our Board since February 2020. Ms. Wu has been Senior Vice President, General Counsel, Corporate Secretary & External Affairs of Choice Hotels International, Inc. since 2015 and was previously Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer at Choice Hotels from 2012 to 2015. At Choice Hotels, she is the leader of the Legal, Public Policy, Risk Management, External Affairs, Public and Media Relations, Franchisee Communications, and Procurement Services functions. Prior to joining Choice Hotels, Ms. Wu served in a variety of roles with XO Communications and its affiliates from 2001 to 2012, including as General Counsel and Corporate Secretary from 2006 to 2012. Earlier in her career, she held a variety of legal and business roles including with AOL and MCI, focusing on both domestic and international matters, and she began her legal career as an associate with Skadden, Arps, Slate, Meagher & Flom LLP, primarily engaged in telecommunications regulatory, transactional, and privatization work. Our Board believes Ms. Wu's extensive legal, executive, and regulatory experience and expertise, particularly in corporate governance, business development, mergers and acquisitions, joint ventures, commercial transactions and intellectual property issues, qualifies her to serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE.

Class III Directors Continuing in Office Until the 2021 Annual Meeting of Stockholders

        Darius G. Nevin, age 62, has served as a member of our Board since April 2016. Mr. Nevin is a member of G3 Capital Partners, LLC, a consulting company, which has served as an adviser to private equity firms in the fields of security, telecommunications, and recurring service industries. He is also a member of G3 Investment Holdings, LLC, an investment company. Prior to co-founding G3 Capital Partners, LLC in October 2010, Mr. Nevin served as chief financial officer of Protection One, Inc., a then publicly traded company, from 2001 until June 2010. He served as a director and chairman of the audit committee of WCI Communities, Inc., a then publicly traded community developer and luxury homebuilder, from July 2013 through its acquisition in February 2017. Mr. Nevin earned an A.B. from Harvard College and an M.B.A. from the University of Chicago Booth School of Business. Our Board believes that Mr. Nevin's experience in executive management of security monitoring companies and in developing and executing the operating and financing strategies at both publicly and privately held companies and his background in public company financial reporting qualifies him to serve on the Board.

        Mayo Shattuck, age 65, has served as a member of our Board since May 2014. Mr. Shattuck is currently the chairman of the board of directors of Exelon Corporation and previously he served as the executive chairman of Exelon from March 2012 to February 2013. From 2001 until its acquisition by Exelon, he served as the Chairman, President and Chief Executive Officer of Constellation Energy Group, Inc. Mr. Shattuck was previously at Deutsche Bank AG, where he served as Chairman of the Board of Deutsche Bank Alex. Brown and, during his tenure, served as Global Head of Investment Banking and Global Head of Private Banking. From 1997 to 1999, he served as Vice Chairman of Bankers Trust Corporation, which merged with Deutsche Bank in June 1999. From 1991 until 1997, Mr. Shattuck was President and Chief Operating Officer and a Director of Alex. Brown Inc., which merged with Bankers Trust in September 1997. He currently serves on the board of directors of Gap Inc. and is chairman of its audit and finance committee, and serves as a director for Capital One Financial Corporation, where he is chairman of its compensation committee. Mr. Shattuck also serves as Chairman of the Board of Trustees of The Johns Hopkins Hospital. He holds a B.A. in Economics from Williams College and an M.B.A. from Stanford University. Our Board believes that Mr. Shattuck's broad experience in operations and strategy at both publicly and privately held companies qualifies him to serve on the Board.

        Stephen Trundle, age 51, has served as our President and Chief Executive Officer since May 2003 and as a member of our Board since October 2003. Previously, Mr. Trundle served in various positions with MicroStrategy Incorporated, including as Vice President of Technology and Chief Technology Officer. Mr. Trundle holds an A.B. in Engineering and an A.B. in Government from Dartmouth College. Our Board believes that Mr. Trundle's extensive knowledge of our business and prior industry experience with technology companies qualifies him to serve on the Board.

Class I Directors Continuing in Office Until the 2022 Annual Meeting of Stockholders

        Donald Clarke, age 61, has served as a member of our Board since May 2014. Mr. Clarke currently serves as the Chief Financial Officer for Plex Systems, Inc., a privately held cloud technology company, and previously also held the position of its interim Chief Executive Officer from October 2017 through November 2018. Prior to joining Plex, from March 2008 to March 2013, he served as the Chief Financial Officer for Eloqua, Inc., a then publicly-held marketing automation company. Prior to working at Eloqua, Mr. Clarke served as Chief Financial Officer for Cloakware, Inc., a privately-held security solutions company, from August 2006 to February 2008 and for Visual Networks, Inc., a then publicly traded application and network management solutions company, from July 2004 to March 2006. He is a member of the American Institute of Certified Public Accountants and holds a B.S. in Accounting from Virginia Polytechnic Institute and State University. Our Board believes that Mr. Clarke's experience in operations, strategy, accounting and financial management at both publicly and privately held companies qualifies him to serve on the Board.

        Hugh Panero, age 64, has served as a member of our Board since August 2010. Mr. Panero is the owner of Yellow Brick Road Ventures, LLC, a privately-held company which consults and invests in a variety of entertainment and technology companies. He is also an Adjunct Professor and former Shapiro Fellow at The George Washington University's School of Media and Public Affairs, Washington, DC. From February 2012 to February 2013, Mr. Panero served as the Chief Executive Officer of Popdust, Inc., a digital music-oriented platform. From 2008 to 2011, he served as a Venture Partner with New Enterprise Associates, Inc. (NEA), a venture capital firm, where he focused on consumer technology opportunities. Mr. Panero was the co-founder of XM Satellite Radio, Inc. and served as its Chief Executive Officer from 1998 to 2007. He holds a B.A. in Government and Sociology from Clark University and an M.B.A. from Baruch College. Our Board believes that Mr. Panero's experience with entrepreneurial companies and executive management of technology companies qualifies him to serve on the Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

        As required under Nasdaq Stock Market ("Nasdaq") listing rules, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the company's board. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Clarke, McAdam, Nevin, Panero and Shattuck and Ms. Wu. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Trundle is not an independent director by virtue of his employment with us.

Board Leadership Structure

        The Board has an independent chair, Mr. McAdam, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of the Board as a whole.

Role of the Board in Risk Oversight

        One of the Board's key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for overseeing the risk management activities of management as well as monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. Risk assessment reports are periodically provided by management to the Board, and management regularly provides updates to the Board related to legal and compliance risks and cyber security initiatives, including our ability to respond to any cyber-attacks. Regarding the COVID-19 pandemic, our management is focused on addressing the concerns of our employees and matters related to our business, as well as updating and communicating with the full Board regularly. The full Board has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions we are taking to mitigate risks related to this pandemic.

        Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

        It is the responsibility of the chairperson of each committee of the Board to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Chairman the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

        The Board met seven times during 2019. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served held during the portion of the last fiscal year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2019 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Donald Clarke	X	*
Michelle Lee			X	(1)
Timothy McAdam			X		X	*
Darius G. Nevin	X		X	*
Hugh Panero	X
Mayo Shattuck					X
Stephen Trundle
Total meetings in fiscal 2019	5		6		5

*
Committee Chairman

(1)
Ms. Lee resigned from our Board and all committees thereof, effective September 2019.

        Below is a description of each committee of the Board.

        Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding "independence," and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

        The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee:

  •
  evaluates the performance of and assesses the qualifications of the Company's independent registered public accounting firm;

  •
  determines and approves the engagement of the independent registered public accounting firm;

  •
  determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

  •
  reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

  •
  monitors the rotation of partners of the independent registered public accounting firm on the Company's audit engagement team as required by law;

  •
  reviews and approves or disapproves transactions between the Company and any related persons;

  •
  confers with management and the Company's independent registered public accounting firm, as appropriate, regarding the effectiveness of internal control over financial reporting;

  •
  establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

  •
  meets to review the Company's annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including a review of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        The Audit Committee is currently composed of four directors: Messrs. Clarke (Chairman), Nevin and Panero and Ms. Wu. Ms. Wu was appointed to serve on our Audit Committee in February 2020. The Audit Committee met five times during 2019. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at http://investors.alarm.com.

        The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all of the current members of the Audit Committee are independent (as independence is currently defined under Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing rules and under Rule 10A-3 under the Exchange Act). The Board has also determined that Mr. Clarke qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Clarke's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for publicly and privately held companies.

Report of the Audit Committee of the Board of Directors

        The Audit Committee operates pursuant to a written charter that is available under Corporate Governance on the Investor Relations section of our website: https://investors.alarm.com. The purpose of the Audit Committee is to assist the Board in its oversight of the Company's accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the Nasdaq Stock Market and the SEC.

        Management has primary responsibility for the system of internal controls and the financial reporting process. Management is also responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). The Audit Committee appointed PricewaterhouseCoopers LLP ("PwC") to audit the Company's financial statements for the fiscal year ended December 31, 2019

        PwC, our independent registered public accounting firm, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.

        In performing its responsibilities, the Audit Committee has:

  •
  reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2019;

  •
  discussed with PwC, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, adopted by the PCAOB; and

  •
  received the written disclosures and the letter from PwC required by the applicable PCAOB requirements for the independent accountant communications with audit committees concerning auditor independence and has discussed with PwC its independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully submitted,

Donald Clarke, Chairman
Darius G. Nevin
Hugh Panero

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

        The Compensation Committee is currently composed of two directors: Messrs. Nevin (Chairman) and McAdam. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing rules). The Compensation Committee met six times during 2019. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at http://investors.alarm.com.

        The Compensation Committee acts on behalf of the Board to review, adopt and approve the Company's compensation strategy, policies, plans and programs, including:

  •
  reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management, as appropriate, which powers shall include the power to exercise discretion to adjust compensation based on such goals and objectives;

  •
  reviewing and recommending to the Board the type and amount of compensation to be paid or awarded to Board members;

  •
  evaluating and approving the compensation plans and programs advisable for us, as well as evaluating and approving the modification or termination of existing plans and programs;

  •
  establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to us;

  •
  reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements (including, without limitation, perquisites and any other form of compensation) for our executive officers and, as appropriate, other senior management;

  •
  administration of our equity compensation plans, pension and profit-sharing plans, stock purchase plans, bonus plans, deferred compensation plans and other similar plans and programs; and

  •
  reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us.

        The Compensation Committee reviews annually with management the Compensation Discussion and Analysis and considers whether to recommend that it be included in our proxy statements and other filings.

Compensation Committee Processes and Procedures

        Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with our Chief Executive Officer and our Vice President of Human Resources. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser's independence; however, there is no requirement that any adviser be independent.

        In February 2019, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Compensia, Inc. ("Compensia"), to perform the services described in "Executive Compensation—Compensation Discussion and Analysis—Role of Compensation Consultant." The Compensation Committee has assessed Compensia's independence and determined that Compensia had no conflicts of interest in connection with its provisions of services to the Compensation Committee in fiscal 2019. The selection of Compensia was made without the input or influence of management. Additional information regarding the Compensation Committee's processes and procedures, including the role of compensation consultants in evaluating the amount or form of executive and director compensation, can be found in the "Compensation Discussion and Analysis" section of this Proxy Statement.

        The specific determinations of our Compensation Committee with respect to executive compensation for the year ended December 31, 2019 are described in greater detail in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully submitted,

Darius G. Nevin, Chairman
Timothy McAdam

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board is responsible for:

  •
  identifying and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board);

  •
  reviewing and evaluating incumbent directors;

  •
  recommending to the Board for selection candidates for election to the Board;

  •
  making recommendations to the Board regarding the membership of the committees of the Board;

  •
  assessing the performance of management and the Board; and

  •
  developing a set of corporate governance principles for us.

        The Nominating and Corporate Governance Committee is composed of two directors: Messrs. McAdam (Chairman) and Shattuck. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Nominating and Corporate Governance Committee met five times during 2019. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investors.alarm.com.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity of backgrounds, which is construed broadly to include differences of viewpoint, age, skill, gender, race and other individual characteristics; and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

        In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then typically uses a professional search firm to compile a list of potential candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Alarm.com Holdings, Inc., 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102 at least 90 days, but no more than 120 days, prior to the anniversary date of the mailing of our proxy statement for the last annual meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

        Stockholder communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. We also have a corporate ethics hotline to allow complaints related to questionable accounting or auditing matters. All inquiries made through this hotline are immediately directed to the chairman of the Audit Committee.

Code of Ethics

        We have adopted the Alarm.com Holdings, Inc. Code of Business Conduct that applies to all of our officers, directors, employees and independent contractors. The Code of Business Conduct is available on our website at http://investors.alarm.com. If we make any substantive amendments to the Code of Business Conduct or we grant any waiver from a provision of the Code of Business Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

        Our Corporate Governance Guidelines are designed to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Board regularly monitors developments in corporate governance practices and regulatory changes and periodically assesses the adequacy of and may modify our Corporate Governance Guidelines and committee charters as warranted in light of such developments. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at http://investors.alarm.com.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Vote Required

        The affirmative vote of the holders of a majority of the shares present in person by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

Principal Accountant Fees and Services

        The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2019 and 2018 by PricewaterhouseCoopers LLP.

	Fiscal Year Ended December 31,
	2019	2018
Audit Fees(1)	$2,194,000	$2,010,000
Audit-Related Fees	—	—
Tax Fees(2)	80,589	70,000
All Other Fees(3)	900	3,897
Total Fees	$2,275,489	$2,083,897

(1)
Represents fees billed for professional services provided to us in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, the audit of the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits. Audit fees for 2019 also included fees billed for professional services provided to us in connection with the closing of an acquisition.

(2)
Represents fees billed for tax compliance, tax advice and tax planning services, including the review and preparation of federal and state income tax returns.

(3)
Represents subscription fees paid for access to online accounting research software applications and data.

        All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

        This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are based on principles that reflect a "pay-for-performance" philosophy and are strongly aligned with our stockholders' interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

        Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote "FOR" the following resolution:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

        Advisory (non-binding) approval of Proposal 3 requires the approval of the holders of a majority of shares present in person, by remote communication, or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

PROPOSAL 4
STOCKHOLDER PROPOSAL TO ELECT EACH DIRECTOR ANNUALLY

        The Company has been advised that James McRitchie and Myra K. Young of Elk Grove, California, who together beneficially own at least 60 shares of the Company's common stock, intend to submit the proposal set forth below at the Annual Meeting through their designee, John Chevedden. We are not responsible for the contents of the proposal. If properly presented at the Annual Meeting, the Board unanimously recommends a vote AGAINST this proposal.

Stockholder Proposal

Proposal 4—Elect Each Director Annually

        RESOLVED: Alarm.com Holdings ("Company") shareholders ask that our Company take all steps necessary to reorganize the Board of Directors into one class, with each director subject to election each year for a one-year term.

        Arthur Levitt, former Chairman of the Securities and Exchange Commission said, "In my view it's best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them."

        Almost 90% of S&P 500 and Fortune 500 companies have adopted this important proposal topic. Annual elections are widely viewed as a corporate governance best practice. Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value.

        Last year shareholder proposals to elect each director annually (declassify the board) won large majority votes at United Therapeutics, Knight Swift Transportation Holdings, Anthem, and Kellogg.

        Shareholder resolutions on this topic won an average of 86% support in 2018 as of early November. Wins included 96% at Haemonetics, 94% at Hecla Mining, 88.4% at FleetCor Technologies, and 84.4% at lllumina Inc.

        According to our largest shareholder; BlackRock, "Directors should be elected annually to discourage entrenchment and allow shareholders sufficient opportunity to exercise their oversight of the board." BlackRock voted for shareholder proposals to declassify boards 6 times out of 6 in 2018, as did Vanguard.

        According to Equilar; "A classified board creates concern among shareholders because poorly performing directors may benefit from an electoral reprieve. Moreover, a fraternal atmosphere may form from a staggered board that favors the interests of management above those of shareholders. Since directors in a declassified board are elected and evaluated each year, declassification promotes responsiveness to shareholder demands and pressures directors to perform to retain their seat. Notably, proxy advisory firms ISS and Glass Lewis both support declassified structures."

        This proposal should also be evaluated in the context of our Company's overall corporate governance as of the date of this submission: Shareholder have to access to the proxy for director nominees. Shareholders cannot call special meetings. Shareholders have no right to act by written consent. Directors are elected by plurality vote if uncontested, so they win even if they only get one vote. (Our proposal to move to a majority vote standard won 65% of the vote last year but has not been implemented.) A supermajority is required to amend certain charter and all bylaw provisions. The combined effect of these defensive measures is to lock the board into an out-dated corporate governance structure and reduce board accountability to shareholders.

Please vote for: Elect Each Director Annually—Proposal 4

Board Statement in Opposition

        The Board has carefully considered the proposal seeking to declassify the Board and require the annual election of all of the Company's directors, and believes that its implementation would undermine our ability to act in the long-term interests of our stockholders. The Board believes that our classified board structure benefits all stockholders and better protects long-term stockholder value.

        We are committed to strong corporate governance, and our Board regularly reviews our governance structure, including our classified board. Our Board is divided into three classes, with each class of directors elected to serve a three-year term. Our Board continues to believe that its classified structure is appropriate for the company at this time for the following reasons.

  •
  Enhancing Director Independence.  We believe that three-year terms for our directors ensure that our Board as a whole is able to take a longer-term view with respect to the company and its business, thereby strengthening our non-management directors' independence from special interest groups or other parties whose short-term goals may not be in the best interests of all of our stockholders. We also believe that agreeing to serve a three-year term demonstrates a nominee's commitment to us and our strategic growth and success over the long term.

  •
  Continuity, Stability, and Experience.  We believe that our classified board structure promotes stability and continuity of leadership, encourages directors to focus on our long-term strategic plans and initiatives, and allows for orderly change over time. Recent studies have supported this approach, and Guhan Subramanian, a professor of business and law at Harvard, has noted that "staggered boards offer many benefits over unitary boards: greater stability, improved independence of outside directors and a longer-term perspective." Guhan Subramanian, Board Silly, N.Y. Times, 2007, https://www.nytimes.com/2007/02/14/opinion/14subramanian.html. With a classified structure, our Board is able to maintain an appropriate level of institutional knowledge of our business, operations, competition, trends, history, culture, risks and long-term strategy, and to balance that institutional knowledge with fresh perspectives and views of newer directors.

  •
  Protecting Stockholder Value.  We believe that a classified board enhances our ability to achieve long-term value for our stockholders by safeguarding the company against unsolicited efforts of a hostile third party to take control of the company, especially without paying fair value for the company or its assets. Although some academics have historically argued against classified boards on the theory that they decrease company value, we note that others have more recently found that they in fact protect company value. Specifically, one recent study that interpreted the relationship between staggered boards and firm value found the following: "[T]he identified negative association between staggered boards and firm value is not as robust as previously suggested. More importantly, the time-series analysis documents a strong positive association between staggered boards and firm value...Adopting a staggered board ("staggering up") is associated with a statistically and economically significant increase in firm value, while decisions to destagger a board ("staggering down") are associated with a corresponding reduction in firm value." Cremers & Sepe, The Shareholder Value of Empowered Boards, 68 STAN. L. REV. 67, 72 (2016). We believe that the classified board structure reduces vulnerability to abusive takeover tactics and provides necessary time and flexibility to evaluate the adequacy and fairness of any potential offers or takeover proposals and negotiate to ensure maximum value creation for stockholders.

        After careful consideration of this proposal, the Board has determined that retention of its classified board structure is in the best interests of the Company and its stockholders at this time. The Board believes that the benefits of a classified board structure do not come at the expense of accountability and that the continuity, independence and takeover protection provided by a staggered board structure all contribute to the success of our Company. As such, the Board opposes this proposal and recommends a vote against it.

Vote Required

        The affirmative vote of the holders of a majority of the shares present in person by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

PROPOSAL 5
AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

        At our 2019 Annual Meeting of Stockholders, our stockholders approved an advisory proposal that requested our Board to take the steps necessary to eliminate any voting requirements in our amended and restated certificate of incorporation and amended and restated bylaws that call for a greater than simple majority vote of stockholders. After careful consideration of a variety of factors, including the level of stockholder support for the advisory proposal, the Board has adopted proposed amendments to eliminate the Supermajority Voting Requirements in our amended and restated certificate of incorporation ("Certificate of Incorporation") and is recommending that our stockholders approve and adopt such amendments (the "Proposed Certificate Amendment"). The Board has also approved conforming amendments to our amended and restated bylaws ("Bylaws") to eliminate the supermajority voting provisions contained therein, contingent upon the approval of the Proposed Certificate Amendment.

        Our Certificate of Incorporation and Bylaws currently include certain supermajority voting provisions. Our Board evaluates the implementation of appropriate corporate governance measures on an ongoing basis. In the past, the Board has determined that the retention of a supermajority vote standard for a select few fundamental changes to our governing documents and corporate governance structure was the best way to ensure that the interests of all stockholders are fully protected.

        As part of this ongoing consideration of appropriate corporate governance structures and after taking into consideration the approval of a stockholder proposal to remove our Supermajority Voting Requirements at the 2019 Annual Meeting of Stockholders, the Board has now determined that it is appropriate to remove the current Supermajority Voting Requirements in our Certificate of Incorporation and Bylaws and replace them with a voting standard requiring the affirmative vote of a majority of the outstanding shares entitled to vote on such matter(s), consistent with the requirements of Section 242 of the Delaware General Corporation Law. The Board believes that such standards will continue to provide protection against proposals that could be harmful to stockholders and might otherwise be driven by special interests, and as a result, balances the Board's prior concerns with removal of the Supermajority Voting Requirements and stockholder input.

Eliminate Supermajority Voting Provisions to Amend our Governance Documents

        Currently, Article V.E of our Certificate of Incorporation states that stockholders can adopt, amend or repeal the Bylaws only if that action is approved by holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class (a "two-thirds supermajority vote"). This Proposal 5 proposes to amend this provision, as set out below and in Appendix A, by replacing the reference to "sixty-six and two-thirds percent (66 2/3%)" with "a majority." As a result, if approved and implemented, stockholders would be able to amend the Bylaws by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, which is the default voting standard under the Delaware General Corporation Law.

        Likewise, Article VIII.B of our Certificate of Incorporation currently requires a two-thirds supermajority vote to alter, amend or repeal the provisions in the Certificate of Incorporation relating to:

  •
  the definition, limitation and regulation of the powers of the Company, our directors and our stockholders;

  •
  director exculpation from liability;

  •
  choice of forum; and

  •
  any amendment of the Certificate of Incorporation.

        This Proposal 5 proposes to amend this provision, as set out in Appendix A, by replacing the reference to "sixty-six and two-thirds percent (66 2/3%)" with "a majority." As a result, if approved and implemented, stockholders would be able to amend the Certificate of Incorporation, including with respect to any of these provisions, by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, which is the default voting standard under the Delaware General Corporation Law.

Eliminate Supermajority Voting Provisions to Remove Directors

        Currently, Article V.C of the Certificate of Incorporation states that stockholders can remove a director from office only if that action is approved by at least a two-thirds supermajority vote. This Proposal 5 proposes to amend this provision, as set out in Appendix A, by replacing the reference to "sixty-six and two-thirds percent (66 2/3%)" with "a majority." As a result, if approved and implemented, our stockholders would be able to remove any director from office by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class.

Related Changes to the Bylaws

        In connection with the Proposed Certificate Amendment, the Board has approved conforming amendments to the Bylaws, as set out in Appendix B, contingent upon stockholder approval and implementation of the related portion of the Proposed Certificate Amendment. Specifically, the Board has approved amendments to the Bylaws to: (1) replace the two-thirds supermajority voting provision to amend the Bylaws set forth in Article XIII, Section 46 with the majority voting standard described above and (2) replace the two-thirds supermajority voting provision to remove directors set forth in Article IV, Section 20(b) with the same majority voting standard described above.

        The affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of our common stock entitled to vote at the Annual Meeting is required for approval of this proposal. If approved, this proposal would become effective upon the filing of the Proposed Certificate Amendment with the Secretary of State of the State of Delaware, which we would do promptly after stockholder approval is obtained. Following the effectiveness of the amendment, our stockholders will be permitted to amend our Bylaws and Certificate of Incorporation by a simple majority of the outstanding shares. If this proposal is not approved, the existing supermajority voting provisions will remain in effect.

Vote Required

        The affirmative vote of the holders of at least 66 2/3% of the outstanding capital stock will be required to approve Proposal 5. For purposes of determining approval of this proposal, abstentions and broker non-votes will have the same effect as an "AGAINST" vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2020 by:

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our named executive officers named in the Summary Compensation Table below;

  •
  each of our directors and nominees for director; and

  •
  all of our current executive officers and directors as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

        Our calculation of the percentage of beneficial ownership is based on 48,660,454 shares of common stock outstanding on March 31, 2020. Shares of common stock issuable under stock options that are currently exercisable or exercisable within 60 days of March 31, 2020 and shares of common stock underlying restricted stock unit awards that are vested as of March 31, 2020 or will vest within 60 days of March 31, 2020 are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding these options or restricted stock unit awards and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

        This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Alarm.com Holdings, Inc., 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102.

	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Technology Crossover Ventures(1)	6,160,910	12.7%
BlackRock, Inc.(2)	5,955,632	12.2
The Vanguard Group(3)	4,022,487	8.3
Capital World Investors(4)	2,520,700	5.2
Brown Capital Management, LLC(5)	4,985,703	10.3
Named Executive Officers and Directors:
Stephen Trundle(6)	2,883,415	5.9
Steve Valenzuela(7)	18,482	—
Jeffrey Bedell(8)	553,764	1.1
David Hutz(9)	159,230	*
Daniel Kerzner(10)	133,314	*
Donald Clarke(11)	43,161	*
Timothy McAdam(12)	6,261,269	12.9
Darius G. Nevin(13)	48,500	*
Hugh Panero(14)	24,835	*
Mayo Shattuck(15)	68,013	*
Simone Wu(16)	—	—
All current executive officers and directors as a group (13 persons)(17)	10,300,033	20.8%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
The information shown is based, in part, upon disclosures filed on a Schedule 13D/A on March 13, 2020 by (i) TCV VII Management, L.L.C., a Delaware limited liability company, (ii) TCV VII, L.P., a Cayman Islands exempted limited partnership, (iii) TCV VII (A), L.P., a Cayman Islands exempted limited partnership, (iv) TCV Member Fund, L.P., a Cayman Islands exempted limited partnership, (v) Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, (vi) Technology Crossover Management VII, Ltd., a Cayman Islands exempted company, (vii) Jay C. Hoag, (viii) Richard H. Kimball, (ix) John L. Drew, (x) Jon Q. Reynolds, Jr., (xi) David L. Yuan, (xii) Robert W. Trudeau, (xiii) Christopher P. Marshall, and (xiv) Timothy P. McAdam. The number reported includes (i) 3,673,816 shares directly held by TCV VII, L.P., (ii) 1,907,898 shares directly held by TCV VII (A), L.P., (iii) 34,737 shares directly held by TCV Member Fund, L.P., (iv) 7,161 shares held by TCV VII Management, L.L.C., (v) 268,649 shares held by Hoag Family Trust U/A Dtd 8/2/94 and (vi) 268,649 shares held by Hamilton Investments Limited Partnership. Technology Crossover Management VII, Ltd. as a general partner of TCV Member Fund, L.P. and the general partner of Technology Crossover Management VII, L.P., which is the direct general partner of each of TCV VII, L.P. and TCV VII (A), L.P., may be deemed to have the sole voting and dispositive power over the shares held by TCV VII, L.P. and TCV VII (A), L.P. and certain of the shares held by TCV Member Fund, L.P. Messrs. Hoag, Kimball, Drew, Reynolds, Yuan, Trudeau, Marshall and McAdam are the Class A directors of Technology Crossover Management VII, Ltd. and limited partners of Technology Crossover Management VII, L.P. and TCV Member

  Fund, L.P. and share voting and dispositive power over the shares held by TCV VII, L.P. and TCV VII (A), L.P. and certain of the shares held by TCV Member Fund, L.P. Mr. Hoag is the trustee of the Hoag Family Trust U/A Dtd 8/2/94 and a general partner of Hamilton Investments Limited Partnership. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award held by Mr. McAdam for the benefit of TCV VII Management, L.L.C., which will not vest within 60 days of March 31, 2020. TCV VII Management L.L.C. and Messrs. Hoag, Kimball, Reynolds, Drew, Trudeau and Marshall, who are members of TCV VII Management L.L.C., may be deemed to have the shared power to dispose or direct the disposition of any securities held by Mr. McAdam for the benefit of TCV VII Management, L.L.C. The address of the entities affiliated with Technology Crossover Ventures is 250 Middlefield Road, Menlo Park, California 94025.

(2)
The information shown is as of December 31, 2019 and is based upon disclosures filed on a Schedule 13G/A on February 4, 2020 by BlackRock, Inc., which reported sole voting power over 5,845,352 shares and sole dispositive power over 5,955,632 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)
The information shown is as of December 31, 2019 and is based upon disclosures filed on a Schedule 13G/A on February 12, 2020 by The Vanguard Group—23-1945930, which reported sole voting power over 78,150 shares, shared voting power over 5,379 shares, sole dispositive power over 3,944,583 shares and shared dispositive power over 77,904 shares. The address of The Vanguard Group—23-1945930 is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
The information shown is as of December 31, 2019 and is based upon disclosures filed on a Schedule 13G/A on February 14, 2020 by Capital World Investors. Capital World Investors has sole voting power and sole dispositive power over these shares. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

(5)
The information shown is as of December 31, 2019 and is based upon disclosures filed on a Schedule 13G/A on February 14, 2020 by Brown Capital Management, LLC. Brown Capital Management, LLC has sole voting power over 2,696,523 shares and sole dispositive power over 4,985,703 shares. Brown Capital Management, LLC's address is 1201 N. Calvert Street, Baltimore, Maryland 21202.

(6)
Consists of (i) 202,493 shares of common stock held by Mr. Trundle, (ii) 290,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020, (iii) 279,687 shares of common stock held by Stephen Trundle 2015 Gift Trust, of which certain members of Mr. Trundle's immediate family are beneficiaries, and (iv) 2,111,235 shares of common stock held by Backbone Partners, LLC. Mr. Trundle has voting and dispositive power over all of the outstanding membership interests of Backbone Partners, LLC and has sole voting and dispositive power over the shares held by Backbone Partners, LLC. Does not include 35,000 shares of common stock underlying unvested restricted stock unit awards.

(7)
Includes 14,833 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 35,431 shares of common stock underlying unvested restricted stock unit awards.

(8)
Includes 127,540 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 20,000 shares of common stock underlying unvested restricted stock unit awards.

(9)
Includes 77,208 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 25,500 shares of common stock underlying unvested restricted stock unit awards.

(10)
Includes 121,708 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 25,550 shares of common stock underlying unvested restricted stock unit awards.

(11)
Includes 36,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award.

(12)
Consists of (i) shares of common stock held by the Technology Crossover Ventures entities describe in footnote (1) above and (ii) 100,359 shares of common stock held directly by Mr. McAdam. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award held by Mr. McAdam for the benefit of TCV VII Management, L.L.C.

(13)
Consists of (i) 10,000 shares of common stock held by Mr. Nevin, (ii) 36,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020 and (iii) 2,500 shares of common stock held by G3 Investment Holdings, LLC. Mr. Nevin is the co-owner of G3 Investment Holdings, LLC and shares voting and dispositive control over these shares with Richard Ginsburg. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award.

(14)
Includes 20,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award.

(15)
Includes 36,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2020. Does not include 2,711 shares of common stock underlying an unvested restricted stock unit award.

(16)
Does not include 4,128 shares of common stock underlying an unvested restricted stock unit award.

(17)
Consists of (i) 9,497,665 shares of common stock held by all executive officers and directors as a group and (ii) 802,368 shares of common stock issuable upon the exercise of options exercisable by the executive officers and directors as a group within 60 days of March 31, 2020 pursuant to the exercise of stock options or underlying restricted stock unit awards scheduled to vest within 60 days of March 31, 2020. Does not include 197,614 shares of common stock underlying unvested restricted stock unit awards.

 EXECUTIVE OFFICERS

        The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement.

Name	Title
Stephen Trundle	President, Chief Executive Officer and Director
Steve Valenzuela	Chief Financial Officer

Jeffrey Bedell	Chief Strategy and Innovation Officer
David Hutz	Chief Systems Architect

Daniel Kerzner	Chief Product Officer
Jean-Paul Martin	Chief Technology Officer and Co-Founder

Daniel Ramos	Senior Vice President of Corporate Development and Corporate Secretary

        Stephen Trundle.    Biographical information for Mr. Trundle is presented above under the caption "Class III Directors Continuing in Office Until the 2021 Annual Meeting of Stockholders."

        Steve Valenzuela, age 62, has served as our Chief Financial Officer since November 2016. Prior to joining us, Mr. Valenzuela served as the Chief Financial Officer of SugarCRM, a customer relationship management software company, from January 2015 to November 2016. From October 2013 to December 2014, he served as the Chief Financial Officer of Apigee Corporation, a software provider subsequently acquired by Google. Prior to this, Mr. Valenzuela served as the Chief Financial Officer of Zenprise, a mobile device management software company, from April 2011 to December 2012, and then as a result of Citrix's acquisition of Zenprise in January 2013, as the Vice President of Finance and Operations for the Mobile Platforms Group of Citrix from January 2013 to October 2013. Mr. Valenzuela holds a B.S. degree in accounting from San Jose State University and an M.B.A. from Santa Clara University.

        Jeffrey Bedell, age 51, has served as our Chief Strategy and Innovation Officer since April 2013. Mr. Bedell served as Chief Technology Officer at MicroStrategy Incorporated from 2001 to October 2012 as well as Executive Vice President of Technology from 2007 to March 2013. Mr. Bedell holds a B.A. in Religion from Dartmouth College.

        David Hutz, age 43, has served as our Chief Systems Architect since February 2006. Prior to joining us, Mr. Hutz served as Lead Architect at Thomson Financial Publishing Inc. from 2001 to 2004 and Chief Systems Architect at Strategy.com, a business unit of MicroStrategy Incorporated, from 1999 to 2001. Mr. Hutz holds a B.A. and M.S. in Applied Math and Economics from Harvard University.

        Daniel Kerzner, age 44, has served as our Chief Product Officer since December 2013. Prior to joining us, from April 2013 to December 2013, Mr. Kerzner served as the Chief Executive Officer of Emotive Communications Inc., a software company. From March 2010 to April 2013, he served as Senior Vice President and General Manager of Mobile at MicroStrategy Incorporated. From July 2009 to February 2010, Mr. Kerzner was the Regional Director for PJM Interconnection at EnerNOC, Inc. Prior to this position, he was Vice President of Platform and Emerging Technologies at MicroStrategy. Mr. Kerzner holds a B.A. in Computer Engineering from Dartmouth College and an M.B.A. from The Wharton School.

        Jean-Paul Martin, age 59, one of our founders, has served as our Chief Technology Officer since March 2000. Prior to joining us, Mr. Martin served as a Software Architect with MicroStrategy Incorporated. He has also served as Chief Technology Officer of Media Cybernetics Inc., which provided image processing and analysis software used in medical, industrial, forensic and remote sensing applications. Mr. Martin holds a B.Sc/M.Sc in Electrical Engineering and Robotics from the Universite Paul Sabatier (Toulouse III, France).

        Daniel Ramos, age 51, has served as our Senior Vice President of Corporate Development since June 2007. Prior to joining us, Mr. Ramos served as Principal Deputy General Counsel for the U.S. Air Force, Department of Defense. Prior to his service with the Air Force, Mr. Ramos was the Vice President of Legal and Business Planning at The Away Network, a business unit of Orbitz Worldwide, Inc. Before joining The Away Network, he was a senior transactional attorney with the law firm of Shaw Pittman LLP (now Pillsbury Winthrop Shaw Pittman LLP). Mr. Ramos holds an A.B. in Government from Harvard University and a J.D. from Stanford Law School.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy and objectives, discusses our executive compensation policies and analyzes how and why our Compensation Committee arrived at specific compensation decisions for fiscal 2019 for the individuals who served as our principal executive officer, our principal financial officer and our three other most highly compensated executive officers as of December 31, 2019, referred to as our "named executive officers."

        Our named executive officers for fiscal 2019 were:

Name	Position(s)
Stephen Trundle	President, Chief Executive Officer and Director (principal executive officer)
Steve Valenzuela	Chief Financial Officer (principal financial officer)

Jeffrey Bedell	Chief Strategy and Innovation Officer
David Hutz	Chief Systems Architect

Daniel Kerzner	Chief Product Officer

Executive Summary

Summary of Fiscal 2019 Performance and Connection to Executive Compensation

        For our fiscal year ended December 31, 2019, we achieved strong growth and significantly improved business results that provide context for stockholders reviewing our executive compensation disclosures, with highlights that included:

  •
  SaaS and license revenue increased 16% to $337.4 million, compared to $291.1 million in 2018.

  •
  Total revenue increased 19% to $502.4 million, compared to $420.5 million in 2018.

  •
  Generated net income of $53.3 million in 2019.

  •
  Adjusted EBITDA (as defined below), a non-GAAP measurement of operating performance, increased to $108.3 million in 2019 from $93.1 million in 2018.

        SaaS and license revenue and adjusted EBITDA are each elements of our cash incentive compensation plan for fiscal year 2019. Adjusted EBITDA is a non-GAAP financial measure that is prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles ("GAAP"). We define Adjusted EBITDA as our net income before interest expense, interest income, other income, net, provision for / (benefit from) income taxes, amortization and depreciation expense, stock-based compensation expense, acquisition-related expense and legal costs and settlement fees incurred in connection with non-ordinary course litigation and other disputes, particularly costs involved in ongoing intellectual property litigation. Please see the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 26, 2020, for a more detailed discussion of our fiscal 2019 financial results and, beginning on page 52 in the "Management's Discussion and Analysis" section of that Annual Report on Form 10-K, a discussion regarding, and reconciliation of, our non-GAAP to GAAP financial measures.

Fiscal 2019 Executive Compensation Highlights

        The important features of our executive compensation program for fiscal 2019 include the following:

  •
  A substantial portion of executive pay is tied to performance.  We structure a significant portion of our named executive officers' compensation to be variable, at risk and tied directly to our measurable performance. For 2019, 93% of our Chief Executive Officer's target total compensation and an average of 81% of our other named executive officers' target total compensation was linked to short and long-term performance, consisting of target 2019 performance-based bonus opportunity and the grant date fair value of equity awards granted during 2019.

CEO 2019 Target Pay Mix	NEO 2019 Avg. Target Pay Mix

  •
  Our Chief Executive Officer's 2019 target total compensation (at his request) is below the 25th percentile of market data.

  •
  Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of annual corporate objectives established each year and the individual officer's contributions towards such corporate objectives. Regardless of performance, bonus payouts are capped at 150% of target bonus.

  •
  We emphasize long-term equity incentives.  Equity awards are an integral part of our executive compensation program, and comprise the primary "at-risk" portion of our named executive officer compensation package. We granted options and restricted stock unit awards to each of our named executive officers in 2019 to align our executive officers' interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain in our long-term employ.

  •
  We structure long-term equity award vesting over a five-year period.  Our restricted stock unit and stock option awards are subject to a longer vesting period than typical practice of our peer companies and the general market within which we compete, consistent with our retention objectives and intention to tie equity compensation to stockholder value over the longer-term. In addition, we structured our Chief Executive Officer's 2019 stock option award to vest at the end of the five year period, rather than ratably over such period.

  •
  We provide very limited severance and change in control benefits.  None of our named executive officers are entitled to severance or change in control benefits, other than relatively modest severance benefits provided to Mr. Valenzuela, our Chief Financial Officer, as part of his new-hire package in consideration for his relocation with his family from his home in California to a location near our corporate headquarters and limited pro rata vesting for our Chief Executive Officer's 2019 stock option award to provide credit for services rendered.

  •
  We do not provide our executive officers with any excise tax "gross-ups" on severance or change in control payments.

  •
  We maintain a clawback policy.  In order to recoup certain types of incentive compensation from an officer in the event that his or her misconduct relates to a restatement of our financial results, we have implemented a clawback policy.

  •
  We generally do not provide special fringe benefits or excessive perquisites to our executives that are not available to all employees.

  •
  We do not provide our executive officers with any special health or welfare benefits that are not available to all employees. Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

  •
  Our Compensation Committee retains an independent third-party compensation consultant.  The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies, so that our Compensation Committee can regularly assess our executive compensation program against these peer companies, the general marketplace and other industry data points.

Stockholder Advisory Vote on Executive Compensation and Stockholder Outreach

        At our 2019 Annual Meeting of Stockholders, we held our second "say on pay" advisory vote, and our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2019 proxy statement. The proposal was supported by approximately 99% of the total votes cast. Our Compensation Committee reviewed the final vote results for the proposal and, given the significant level of support, concluded that our compensation program provided a competitive performance package that incentivizes our named executive officers and encourages their retention over the long-term. Accordingly, the Compensation Committee determined not to make any significant changes to our executive compensation policies or decisions as a result of the vote; however, our Compensation Committee determined to monitor and continually evaluate our compensation program going forward in light of our stockholders' views and our transforming business needs.

        We value our stockholders' continued interest in Alarm.com. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders on the topics of executive compensation and corporate governance. We believe that ongoing engagement builds mutual trust and understanding with our stockholders.

        During the early part of 2020, as part of our stockholder engagement, we reached out to our largest stockholders to gain a better understanding of their views regarding our corporate governance and executive compensation program, policies and practices. Specifically, we reached out to 17 of our largest stockholders representing approximately 44% of our issued and outstanding shares as of December 31, 2019. We engaged in substantive discussions with a number of our top holders. In the course of these discussions, we received valuable feedback on our corporate governance and executive compensation program, policies and practices. Our Compensation Committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders' views and our transforming business needs and expects to consider the outcome of our "say on pay" votes and our stockholders' views when making future executive compensation decisions.

Objectives, Philosophy and Elements of Executive Compensation

        Our compensation program aims to achieve the following main objectives:

  •
  attract, retain and reward highly qualified executives;

  •
  provide incentives that motivate and reward for achievement of our key performance goals that increase stockholder value over the long term;

  •
  align our executives' interests with those of our stockholders; and

  •
  link pay to company performance.

        Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation. We also provide our executive officers with benefits available to all our employees, including retirement benefits under our 401(k) plan and participation in employee benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Fixed compensation that is periodically reviewed and adjusted if and when appropriate; determined based on a number of factors, including each executive officer's individual performance, experience, skills, level of responsibility and the breadth, scope and complexity of the position as well as the competitive marketplace for executive talent specific to our industry and the overall performance of our Company, and by reference, in part, to market data provided by our independent compensation consultant.
Performance Bonus (at-risk cash)	Motivates and rewards for attaining key annual corporate performance goals and individual contributions that relate to our key business objectives.
Target bonus amounts are periodically reviewed and determined based upon positions that have similar impact on the organization and market data provided by our independent compensation consultant regarding competitive bonus opportunities in our market. Bonus opportunities are dependent upon specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives that relate to the officer's role and expected contribution toward reaching our corporate goals, generally determined by the Compensation Committee and communicated at the beginning of the year. Actual bonus amounts earned are determined after the end of the year, taking into account achievement of corporate and individual performance objectives.

Long-Term Incentive (at-risk equity)	Motivates and rewards for long-term Company performance; aligns executives' interests with stockholder interests and changes in stockholder value.
Equity incentives are generally reviewed annually and may be granted during the first half of the year or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as a reward for significant achievement.

Element of Compensation	Objectives	Key Features

	Attracts highly qualified executives and encourages their continued employment over the long term.	Individual awards are determined based on a number of factors, including current corporate and individual performance and market data provided by our independent compensation consultant.
Equity grants are generally provided in the form of stock options and restricted stock unit awards.

        We focus on providing a competitive compensation package to each of our executive officers that provides significant short- and long-term incentives for the achievement of measurable corporate objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.

        We do not have formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, we historically have structured a significant portion of the named executive officers' total target compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards granted based on performance, in order to align the executive officers' incentives with the interests of our stockholders and our corporate goals.

How We Determine Executive Compensation

Role of our Compensation Committee, Management and the Board

        The Compensation Committee is appointed by the Board to assist with the Board's oversight responsibilities with respect to the Company's compensation policies, plans and programs, administration of Company equity plans and its responsibilities related to the compensation of the Company's executive officers, directors, and senior management, as appropriate. For details on the Compensation Committee's oversight of the executive compensation program, see the section titled "Information Regarding Committees of the Board of Directors—Compensation Committee" beginning on page 16 of this Proxy Statement. Our Compensation Committee consists solely of independent members of the Board.

        The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines, which may be subject to final Board approval, the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers, but typically grants equity awards at a regularly scheduled meeting.

        Our Compensation Committee works with and receives information and analyses from management, including within our legal, finance, and human resources departments, and our Chief Executive Officer, and considers such information and analyses in determining the structure and amount of compensation to be paid to our executive officers, including our named executive officers.

Our Chief Executive Officer evaluates and provides to the Compensation Committee executive officer performance assessments and management's recommendations and proposals regarding executive officer compensation programs and decisions affecting base salaries, performance bonuses, equity compensation and other compensation-related matters outside of the presence of any other named executive officers. However, our Compensation Committee retains the final authority to make all compensation decisions. While the Chief Executive Officer discusses his recommendations with the Compensation Committee, he does not participate in the deliberations concerning, or the determination of, his own compensation.

        From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee or Board meetings. Members of management, including our Chief Executive Officer, may attend portions of our Compensation Committee's meetings; however, neither our Chief Executive Officer nor any other member of management is present during decisions regarding his compensation.

        Our legal, finance, and human resources departments work with our Chief Executive Officer to design and develop recommended compensation programs for our named executive officers and other senior executives, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer data comparisons and other briefing materials, and ultimately to implement the decisions of the Compensation Committee.

Role of Compensation Consultant

        The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant's reasonable fees and other retention terms. The Compensation Committee retained Compensia as its compensation consultant to assist in making executive compensation decisions for 2019. Compensia's work included reviewing and updating the peer group serving as a reference in making 2019 executive compensation decisions, providing market research and analysis to assist the Compensation Committee in developing 2019 executive compensation levels, including for our named executive officers, conducting a review of director compensation policies and practices, outlining trends and regulatory developments, conducting a risk assessment of executive compensation programs and reviewing the peer group to be used for reference in 2020 compensation decisions.

        The Compensation Committee has analyzed (most recently in 2020), whether the work of Compensia as a compensation consultant raised any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of Compensia and the individual compensation advisors employed by Compensia does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Use of Competitive Market Compensation Data

        The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, when making executive compensation decisions, the Compensation Committee directed Compensia to review and update the list of our peer group companies to be used in connection with assessing the compensation practices of the publicly traded companies with whom we compete for top talent.

        In September 2018, Compensia re-evaluated the previously approved peer group used in setting 2018 executive compensation using the same pre-established criteria that are aligned with market best practices. Compensia, with input from the Compensation Committee, selected U.S. companies in the software and services industry, with a focus on companies with cloud-based platforms selling to both consumers and businesses, with revenue of generally 0.4x - 2.5x our revenue and market capitalization of generally 0.25x - 4.0x our market capitalization and gave additional consideration to selecting companies based on high revenue growth, profitability, revenue and market capitalization measured per employee and companies that had completed an initial public offering in the past three years. At the time of approving the 2019 peer group, our revenue and market capitalization approximated the peer 48th and 47th percentiles, respectively. Profitability metrics and revenue and market capitalization per employee ranked above the peer 75th percentile.

        Changes to the peer group for 2019 included removing acquired companies (Barracuda Networks and Broadsoft) and companies outside the financial parameters (LogMeIn) and adding companies marked with an asterisk below to ensure a robust sample size for conducting compensation assessments. The peer group approved and used by the Compensation Committee in making executive pay decisions for 2019 was as follows:

2U, Inc.	Imperva, Inc.
Appian, Inc.*	New Relic, Inc.
Arlo Technologies, Inc.*	Paycom Software, Inc.
Benefitfocus, Inc.	Paylocity Holding Corporation
Bottomline Technologies (de), Inc.	Proofpoint, Inc.
Carbonite Inc.*	Qualys, Inc.
Control4 Corporation	Shutterstock, Inc.*
Cornerstone OnDemand, Inc.	SPS Commerce, Inc.
Ebix Inc.*	Trade Desk, Inc.
Ellie Mae, Inc.	TrueCar, Inc.
HubSpot, Inc.

*
New for 2019

        The Compensation Committee used data compiled from the public filings of these peer companies, which we refer to as market data, to inform the Compensation Committee's determinations regarding executive compensation for 2019. The Compensation Committee did not target pay to fall at any particular percentile of the market data, but rather reviewed this market data as a helpful reference point in making 2019 compensation decisions. Market data is only one of the factors that the Compensation Committee considers in making compensation decisions. The Compensation Committee considers other factors as described below under "Factors Used in Determining Executive Compensation."

Factors Used in Determining Executive Compensation

        Our Compensation Committee sets the compensation of our executive officers at levels it determines to be competitive and appropriate for each executive officer, using the professional experience and judgment of Compensation Committee members. Pay decisions are not made by use of a formulaic approach or benchmark; the Compensation Committee believes executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the following factors:

  •
  Company performance and existing business needs;

  •
  Each named executive officer's individual performance, scope of job function and the criticality of the skill set of the named executive officer to the Company's future performance;

  •
  The need to attract new talent to our executive team and retain existing talent in a highly competitive industry where we compete for top talent;

  •
  A range of market data reference points, as described above under "Use of Competitive Market Compensation Data";

  •
  Our Chief Executive Officer's recommendations, based on his direct knowledge of the performance by each named executive officer and his extensive industry experience; and

  •
  Recommendations from consultants on compensation policy determinations for our executive officers.

2019 Executive Compensation Program

Base Salary

        The Compensation Committee reviewed the 2018 base salaries of our named executive officers in early 2019 and did not make any changes to the 2018 base salaries of each of our named executive officers for 2019 at that time. The Compensation Committee determined not to increase the base salary of Mr. Trundle, at the request of Mr. Trundle, whose base salary has remained unchanged since he joined us in 2003. Mr. Trundle's base salary fell below most of the chief executive officers at our peer companies. The Compensation Committee approved small increases to the base salaries of each of the named executive officers other than Mr. Trundle in September 2019, to be effective as of November 1, 2019 for Mr. Valenzuela, and to be effective as of March 1, 2020 for Messrs. Bedell, Hutz and Kerzner. The 2019 base salaries of our named executive officers are reflected below.

Executive	2019 Base Salary ($)	Percentage Increase in Base Salary from December 31, 2018
Stephen Trundle	210,000	—
Steve Valenzuela(1)	345,000	—
Jeffrey Bedell	310,000	—
David Hutz	355,000	—
Daniel Kerzner	300,000	—

(1)
Mr. Valenzuela's base salary was increased 1.4% to $350,000 effective November 1, 2019.

Annual Performance Bonus

        In the first quarter of 2019, the Compensation Committee approved the following 2019 annual cash bonus targets listed below for each named executive officer. Each of the cash bonus targets was effective as of January 1, 2019. The target bonus amounts are primarily based on applicable market data comparisons and input from our Chief Executive Officer and reflect no changes from the 2018 annual cash bonus targets.

Executive	2019 Target Bonus ($)	Percentage Increase from 2018 Target Bonus
Stephen Trundle	250,000	—
Steve Valenzuela	175,000	—
Jeffrey Bedell	250,000	—
David Hutz	65,000	—
Daniel Kerzner	250,000	—

        In March 2019, the Compensation Committee approved the adoption of the Alarm.com Holdings Inc. Executive Bonus Plan (the "Executive Bonus Plan") for our executive officers, including the named executive officers. The Executive Bonus Plan was designed to award cash incentive payments for performance in 2019 to participants based on our achievement of certain performance goals set by the Compensation Committee and included a three-tiered program based on achievement of two tiers relating to pre-established performance goals and a third tier under which the Compensation Committee, with input from our Chief Executive Officer (except with respect to his own performance), could adjust each named executive officer's actual payout based on the individual performance of each officer. The Compensation Committee could also apply negative discretion in Tier 3, such that lower or no payout may be determined even if the relevant Tier 1 and Tier 2 goals were achieved. In no event could an executive receive more than 150% of his target bonus. The first two tiers, the payout formula and actual achievement are listed in the table below.

2019 Performance Goals	Bonus Funding Formula	Achievement
Tier 1: 2019 SaaS and license revenue	For each 1% achievement below target goal, target bonus payout is reduced by 2%, rounded to nearest 0.1%	We exceeded the SaaS and license revenue target by 2.2%, resulting in a target payout increase of 4.4%
For each 1% achievement above target, target bonus payout is increased by 2%, rounded to nearest 0.1%
Tier 2: 2019 Adjusted EBITDA	For each 1% achievement below target goal, target payout resulting from Tier 1 calculation is reduced by 1%, rounded to nearest 0.1%	We exceeded the Adjusted EBITDA target by 6.3%, resulting in a target payout increase of 3.2%
For each 1% achievement above target, target payout resulting from Tier 1 calculation is increased by 0.5%, rounded to nearest 0.1%
Total		Target payout increase of 7.6% (i.e., approximately 108% target payout potential)

        The Compensation Committee chose SaaS and license revenue and Adjusted EBITDA as the performance goals for the Executive Bonus Plan because they directly tie to our corporate goals and the Compensation Committee believed successful performance on these metrics would encourage focus on the strength of our SaaS business, strategic growth, and sustainable long-term stockholder value.

        Our corporate performance goal targets are internal measures that we do not disclose for several reasons, including our belief that disclosure would result in competitive harm. If the targets were disclosed, we believe the information would provide our competitors with insights into our operations and sales compensations programs that would be harmful to us. The Compensation Committee set the targets for these performance measures at levels that would require extraordinary efforts, excellent leadership, effective leveraging of our competencies and a focus on driving results. For each financial measure, the Compensation Committee selected a target that exceeded our prior year performance.

        After calculating Tier 1 and Tier 2 bonus availability based on our overall performance against the designated performance goals, the Compensation Committee assessed each named executive officer's individual performance under Tier 3, with the input of our Chief Executive Officer (other than for himself) and approved the following final bonus payouts.

Performance Achievement

Executive	Performance Achievement for 2019 as a Percentage of Target Bonus (%)	2019 Bonus Amount Paid ($)
Stephen Trundle	95	237,500
Steve Valenzuela	102	178,500
Jeffrey Bedell	102	255,000
David Hutz	108	70,000
Daniel Kerzner	102	255,000

        The annual cash incentive awards earned by our named executive officers for fiscal 2019 performance are also set forth in the Summary Compensation Table below.

Equity Awards

        The Compensation Committee determined that the 2019 equity grants for our named executive officers should consist of stock options and restricted stock unit awards. The Compensation Committee believes that stock options, which have historically been an important part of our equity compensation program, continue to be a key tool in serving to align the interests of our executive officers and our stockholders; stock options are inherently performance based, and automatically link executive pay to stockholder return, as the value realized, if any, by the executive from an award of stock options is dependent upon, and directly proportionate to, appreciation in stock price. Executives will only receive value from the stock option awards if the price of our common stock increases above the price at time of grant and remains above as the stock options continue to vest. Stock options also do not have downside protection, and the awards will not provide value to the holder when the stock price is below the exercise price. We have added restricted stock unit awards to our equity award mix in the last several years to align with peer company practices, and because we believe that it improves the balance and risk profile of our compensation program to include a form of award that does not rely solely on stock price appreciation in order to provide value.

        The Compensation Committee approved annual equity awards consisting of stock options and restricted stock units, to be granted April 1, 2019, to each of our named executive officers, as reflected in the table below. The Compensation Committee determined that each of the annual equity awards to the named executive officers should consist of a combination of stock options and restricted stock units for the reasons stated above, with the value allocated approximately 30% to options and 70% to restricted stock units (36% to options and 63% to restricted stock units for Mr. Trundle, our Chief Executive Officer).

Executive	Stock Option Award (# of shares)	Restricted Stock Unit Award (# of shares)
Stephen Trundle	30,000	25,000
Steve Valenzuela	12,500	12,500
Jeffrey Bedell	10,000	10,000
David Hutz	15,000	15,000
Daniel Kerzner	15,000	15,000

        The Compensation Committee determined the size of each of the named executive officer's 2019 annual equity award in its discretion, in the context of each named executive officer's total compensation, taking into account the market data provided by Compensia in addition to the individual officer's responsibilities and performance and the recommendations of the Chief Executive Officer (except as to his own performance) with respect to appropriate grants and any particular individual circumstances. Although Mr. Trundle's 2019 annual equity grant had a grant date fair value larger than his 2018 annual equity grant, the Compensation Committee determined it was appropriate for retention purposes and reasonable because Mr. Trundle's total 2019 target compensation (including cash and the annual equity grant) remained well below the 25th percentile of market data and the 2019 annual equity grant approximated the 25th percentile of the market data.

        The stock option awards to each of the named executive officers other than Mr. Trundle each vest in sixty equal monthly installments on the 1st day of each calendar month beginning on May 1, 2019, subject to the officer's continued service with us through each such vesting date. The Compensation Committee structured Mr. Trundle's stock option award to vest in full on the five-year anniversary of the grant date, subject to his continued service through the vesting date, rather than vesting monthly during such term. The Compensation Committee felt this adjusted schedule was appropriate in order to further retain Mr. Trundle over the long term. However, in the event that there was a change in control during such five-year term, Mr. Trundle would be entitled to vesting on a pro-rata basis based on the number of months he continued to provide service during such five-year term, to provide credit to Mr. Trundle for such services in the same manner as the other named executive officers, in the event of a change in control scenario. Each of the named executive officers' restricted stock unit awards vests 20% on each anniversary of the grant date for a period of five years, subject to the officer's continued service with us through each vesting date.

        In addition, as described further below, our named executive officers are eligible to participate in our 2015 Employee Stock Purchase Plan ("ESPP") if they meet the requirements for participation in the ESPP. Mr. Trundle is not currently eligible to participate in the ESPP because he owns, directly and indirectly, shares of our common stock comprising more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company.

Other Features of Our Executive Compensation Program

Employment Offer Letters

        The initial terms and conditions of employment for each of our named executive officers are set forth in employee offer letters. Each of our named executive officers is an at-will employee.

Severance and Change in Control Benefits

        Our named executive officers, other than Mr. Valenzuela, are not entitled to any severance benefits upon a termination of employment.

        Pursuant to Mr. Valenzuela's offer letter, if his employment is terminated by us without cause, then he will be entitled to receive continuing payments of his then-current salary for a period of four months, as well as payment of the health insurance premiums for continued coverage under COBRA for a period of six months. In addition, in the event of a change in control (as defined in our 2015 Equity Incentive Plan), the unvested shares subject to the equity awards granted to Mr. Valenzuela pursuant to the terms of his offer letter would generally fully vest upon the first anniversary of the change in control, or if earlier, upon certain qualifying terminations of employment or adverse changes to employment terms.

Other Programs Open to all Employees, Including 401(k) Plan, ESPP, Welfare and Health Benefits

        We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Internal Revenue Code of 1986, as amended (the "Code"). In 2019, we matched 100% of employee contributions, up to 10% of earnings with an annual maximum company matching contribution of $4,000 in matching contributions per calendar year for each employee and such employee contributions are immediately and fully vested. Company matching contributions vest over five years ratably. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan's related trust intended to be tax exempt under Section 501(a) of the Code.

        We also offer our employees, including our executive officers, the opportunity to purchase shares of our common stock at a discount under our ESPP. Pursuant to the ESPP, all eligible employees, including the eligible named executive officers, may allocate up to the lesser of $15,000 or 10% of the participant's base compensation for that year to purchase our stock at a 10% discount to the market price, subject to specified limits.

        In addition, we provide other benefits to our executive officers, including the named executive officers, on the same basis as to all of our full-time employees. These benefits include, but are not limited to, medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, and welfare and health benefits such as a fitness subsidy and gym discounts.

        Our patent program rewards employees who are named as inventors on our pending patent applications and newly issued patents. Our named executive officers are also eligible to participate in this program on the same basis as all of our full-time employees, and during fiscal 2019, Messrs. Bedell, Hutz and Kerzner all received awards under this program.

        We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

        Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not generally provide perquisites or other personal benefits to our executive officers, including the named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. For example, we have provided Alarm.com security systems in the past to certain executive officers and in 2019, we reimbursed Mr. Valenzuela for the cost of an Alarm.com security system for his personal residence and provided a related gross up to offset the tax implications of such benefit; the cost of the security system and the gross up together were under $15,000, which the Compensation Committee felt was a reasonable and appropriate limited benefit. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Tax and Accounting Implications

Accounting for Stock-Based Compensation

        Under Financial Accounting Standard Board ASC Topic 718 ("ASC 718"), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Deductibility of Executive Compensation

        Under Section 162(m) of the U.S. Internal Revenue Code ("Section 162(m)"), compensation paid to any publicly held corporation's "covered employees" that exceeds $1 million per taxable year for any covered employee is generally non-deductible.

        However, Section 162(m) provides a reliance period exception for corporations that became publicly held before December 20, 2019, pursuant to which the deduction limit under Section 162(m) does not apply to certain compensation paid (or in some cases, granted) during the period in which the corporation was not publicly held, subject to certain requirements and limitations. Under Section 162(m), this reliance period ends upon the earliest of the following: (i) the expiration of the plan or agreement; (ii) the material modification of the plan or agreement; (iii) the issuance of all employer stock and other compensation that has been allocated under the plan; or (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation's initial public offering occurs. However, the reliance period exception under Section 162(m) may be repealed or modified in the future as a result of certain changes that were made to Section 162(m) pursuant to the Tax Cuts and Jobs Act.

        In addition, prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) did not apply to any compensation that qualified as "performance-based compensation" under Section 162(m). Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.

        Compensation paid to each of our "covered employees" in excess of $1 million per taxable year generally will not be deductible unless it qualifies for (i) the reliance period exception under Section 162(m) or (ii) the performance-based compensation exception under Section 162(m) pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m), as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by us will qualify for the reliance period exception under Section 162(m) or will be eligible for such transition relief and be deductible by us in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of our Company and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.

Other Compensation Policies and Practices

Equity Awards Grant Delegation Policy

        The Compensation Committee has delegated authority to our Chief Executive Officer and Chief Financial Officer to grant equity awards to our employees (other than our executive officers), subject to the terms and conditions of an equity awards grant delegation policy. Such awards may be granted on scheduled grant dates to newly-hired employees or to existing employees in connection with a promotion or in recognition of their contributions to the Company. In each instance, the policy provides for a limitation on the maximum size of any such awards. In the case of options to purchase shares of our common stock, the exercise price of such options must at least be equal to the fair market value of our common stock, which is defined as the closing price for our common stock as quoted on the Nasdaq Global Select Market on the date of grant, or, if the date of grant is a non-trading day (i.e., a weekend or holiday), then the determination date for fair market value will be the closing price for our common stock on the trading day immediately preceding the date of grant.

Clawback Policy

        As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002. In addition, in March 2018, the Compensation Committee adopted a compensation recovery, or "clawback," policy pursuant to which the Board may, following the occurrence of certain accounting restatements triggered by misconduct of an executive officer or officers, recover any incentive compensation determined to have been erroneously paid to such executive officer or officers. We will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will make any necessary updates to the policy once the SEC adopts final regulations on the subject.

Policy Prohibiting Hedging and Pledging of Our Equity Securities

        Our insider trading policy prohibits our employees, including our executive officers and directors, from engaging in short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to our common stock. In addition, our directors and executive officers and any person required to comply with the blackout periods or pre-clearance requirements under our insider trading policy are prohibited from pledging Company securities as collateral for loans, and may not hold Company securities in margin accounts.

Analysis of Risks Presented by Our Compensation Policies and Programs

        The Compensation Committee has reviewed our compensation policies and practices, in consultation with Compensia and outside counsel, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; rather, it believes the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors) and long-term compensation (in the form of stock options or restricted stock unit grants) prevents undue focus on short-term results and helps align the interests of our executive officers with the interests of our stockholders. In addition, our insider trading policy and prohibition against hedging and pledging of our stock protects against short-term decision making and our clawback policy and cap on annual bonuses mitigates risk-taking behavior. The Compensation Committee intends to conduct an annual review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

Summary Compensation Table

        The following table sets forth information regarding compensation awarded to, earned by or paid to the following individuals during the years ended December 31, 2019, 2018 and 2017: (i) Stephen Trundle, our Chief Executive Officer; (ii) Steve Valenzuela, our Chief Financial Officer; and (iii) Daniel Kerzner, our Chief Product Officer, Jeffrey Bedell, our Chief Strategy and Innovation Officer and David Hutz, our Chief Systems Architect, our three other most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of our fiscal year ended December 31, 2019.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Stephen Trundle	2019	210,000	1,625,750	947,164	237,500	—		3,020,414
President and Chief Executive Officer	2018	210,000	943,500	551,144	232,500	4,000	(3)	1,941,144
	2017	210,000	—	737,859	230,000	3,000	(3)	1,180,859
Steve Valenzuela	2019	345,833	812,875	361,674	178,500	18,731	(4)	1,717,613
Chief Financial officer	2018	341,667	249,981	—	163,875	4,000	(3)	759,523
	2017	335,000	—	—	154,100	52,315	(5)	541,415
Jeffrey Bedell	2019	310,000	650,300	289,340	255,000	4,083	(6)	1,508,723
Chief Strategy and Innovation Officer	2018	304,167	377,400	183,715	235,000	7,000	(7)	1,107,282
	2017	297,500	321,700	147,572	230,000	2,925	(8)	999,697
David Hutz	2019	355,000	975,450	434,007	70,000	11,500	(9)	1,845,957
Chief Systems Architect	2018	346,250	471,750	229,643	54,000	14,500	(10)	1,116,143
Daniel Kerzner	2019	300,000	975,450	434,007	255,000	16,000	(11)	1,980,457
Chief Product Officer	2018	288,333	471,750	229,643	235,000	17,500	(12)	1,242,226
	2017	276,667	321,700	147,572	237,500	7,500	(13)	990,939

(1)
The amounts in this column reflect the aggregate grant date fair value of the shares underlying restricted stock unit award and option awards granted in the applicable year, computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, excluding the effect of estimated forfeitures and assumes that the named executive officer will perform the requisite service for the award to vest in full. The assumptions we used in valuing these equity awards are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 26, 2020 and do not necessarily correspond to the actual economic value recognized or that may be recognized by the named executive officers.

(2)
Amounts for fiscal year 2019 represent amounts earned by the named executive officers during 2019 pursuant to our Executive Bonus Plan, but paid in 2020. See "Compensation Discussion and

  Analysis—2019 Executive Compensation Program—Annual Performance Bonus" for further information regarding the amounts in this column.

(3)
Represents company matching contributions to our 401(k) savings plan.

(4)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $4,000 and (ii) reimbursed equipment expenses related to an Alarm.com security system in the amount of $14,731, which includes a tax gross-up payment of $5,760.

(5)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $3,000 and (ii) reimbursed moving expenses in the amount of $49,315, which includes a tax gross-up payment of $6,974.

(6)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $2,583 and (ii) a patent program award in the amount of $1,500.

(7)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $2,500 and (ii) patent program awards in the amount of $4,500.

(8)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $1,425 and (ii) a patent program award in the amount of $1,500.

(9)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $4,000 and (ii) a patent program award in the amount of $7,500.

(10)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $4,000 and (ii) patent program awards in the amount of $10,500.

(11)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $4,000 and (ii) patent program awards in the amount of $12,000.

(12)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $4,000 and (ii) patent program awards in the amount of $13,500.

(13)
Represents (i) a match of contributions to our 401(k) savings plan in the amount of $3,000 and (ii) patent program awards in the amount of $4,500.

Grants of Plan-Based Awards

        The following table shows certain information regarding grants of plan-based awards during the fiscal year ended December 31, 2019 to our named executive officers.

Grants of Plan-Based Awards in Fiscal 2019

							All Other Stock Awards: Number of Shares of Stock or Units (#)(2)
								All Other Option Awards: Number of Securities Underlying Options (#)(3)		Grant Date Fair Value of Stock and Option Awards ($)(5)
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Sh)(4)
Name	Grant Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
Stephen Trundle	Annual Stock Option Grant	4/1/2019	3/13/2019	—	—	—	—	30,000	65.03	947,164
	Annual RSU Grant	4/1/2019	3/13/2019	—	—	—	25,000	—	—	1,625,750
	Annual Performance-Based Cash Bonus	—	—	—	250,000	375,000	—	—	—	—
Steve Valenzuela	Annual Stock Option Grant	4/1/2019	3/13/2019	—	—	—	—	12,500	65.03	361,674
	Annual RSU Grant	4/1/2019	3/13/2019	—	—	—	12,500	—	—	812,875
	Annual Performance-Based Cash Bonus	—	—	—	175,000	262,500	—	—	—	—
Jeffrey Bedell	Annual Stock Option Grant	4/1/2019	3/13/2019	—	—	—	—	10,000	65.03	289,340
	Annual RSU Grant	4/1/2019	3/13/2019	—	—	—	10,000	—	—	650,300
	Annual Performance-Based Cash Bonus	—	—	—	250,000	375,000	—	—	—	—
David Hutz	Annual Stock Option Grant	4/1/2019	3/13/2019	—	—	—	—	15,000	65.03	434,007
	Annual RSU Grant	4/1/2019	3/13/2019	—	—	—	15,000	—	—	975,450
	Annual Performance-Based Cash Bonus	—	—	—	65,000	97,500	—	—	—	—
Daniel Kerzner	Annual Stock Option Grant	4/1/2019	3/13/2019	—	—	—	—	15,000	65.03	434,007
	Annual RSU Grant	4/1/2019	3/13/2019	—	—	—	15,000	—	—	975,450
	Annual Performance-Based Cash Bonus	—	—	—	250,000	375,000	—	—	—	—

(1)
We do not establish thresholds or maximum annual performance bonus amounts under our Executive Bonus Plan, except that the maximum bonus amount each officer is eligible to receive is 150% of such officer's cash target for the year. The amounts set forth in these columns represent the target bonus amounts for each named executive officer for fiscal 2019 under our Executive Bonus Plan, and do not represent either additional or actual compensation earned by the named executive officers for the year ended December 31, 2019. The dollar value of the actual payments for these awards are included in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table" above. For more information about our Executive Bonus Plan, see "Compensation Discussion and Analysis—2019 Executive Compensation Program—Annual Performance Bonus."

(2)
The restricted stock unit awards were granted pursuant to our 2015 Equity Incentive Plan. The shares of our common stock subject to the restricted stock unit awards vest in five equal annual installments beginning on April 1, 2020, subject to the officer's continued service with us through each such vesting date. See "Compensation Discussion and Analysis—2019 Executive Compensation Program—Equity Awards."

(3)
The stock option awards were granted pursuant to our 2015 Equity Incentive Plan. The shares of our common stock subject to the stock options, except with respect to Mr. Trundle, vest and become exercisable in sixty equal monthly installments on the 1st day of each calendar month beginning on May 1, 2019, subject to the officer's continued employment through each such vesting date. The shares of our common stock subject to the stock objects awarded to Mr. Trundle vest in full on the five-year anniversary of the grant date, subject to Mr. Trundle's continued service through the vesting date and subject to pro-rata acceleration upon a change in control prior to such date. See "Compensation Discussion and Analysis—2019 Executive Compensation Program—Equity Awards."

(4)
The option awards were granted with an exercise price equal to 100% of the fair market value of our common stock, which was $65.03 per share, based on the closing market price of our common stock on the date of grant.

(5)
The dollar amounts in this column represent the aggregate grant date fair value of each option award and restricted stock unit award, as applicable, granted to the named executive officers in 2019, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures and assumes that the named executive officer will perform the requisite service for the award to vest in full. The assumptions we used in valuing these awards are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 26, 2020 and do not necessarily correspond to the actual economic value recognized or that may be recognized by our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information about outstanding and unexercised stock options and outstanding restricted stock unit awards that have not vested for each named executive officer as of December 31, 2019.

Outstanding Equity Awards at December 31, 2019

							Stock Awards
		Option Awards(1)
							Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock that Have Not Vested ($)(5)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)		Option Exercise Price ($)(4)	Option Expiration Date
Stephen Trundle	4/1/2019	—	—		—	—	25,000	(6)	1,074,250
	4/1/2019	—	30,000	(7)	65.03	3/31/2029	—		—
	4/1/2018	—	—		—	—	20,000	(8)	859,400
	4/1/2018	10,000	20,000	(9)	37.74	3/31/2028	—		—
	5/15/2017	25,833	24,167	(10)	32.17	5/14/2027	—		—
	5/15/2016	33,333	14,167	(11)	21.70	5/14/2026	—		—
	12/30/2013	220,000	—		4.00	12/29/2023	—		—
Steve Valenzuela	4/1/2019	—	—		—	—	12,500	(6)	537,125
	4/1/2019	1,666	10,834	(12)	65.03	3/31/2029	—		—
	2/1/2018	—	—		—	—	6,544	(13)	281,196
	11/15/2016	—	—		—	—	21,505	(14)	924,070
	11/15/2016	6,500	24,917	(15)	27.90	11/14/2026	—		—
Jeffrey Bedell	4/1/2019	—	—		—	—	10,000	(6)	429,700
	4/1/2019	1,333	8,667	(12)	65.03	3/31/2029	—		—
	4/1/2018	—	—		—	—	8,000	(8)	343,760
	4/1/2018	3,333	6,667	(9)	37.74	3/31/2028	—		—
	5/15/2017	—	—		—	—	6,000	(16)	257,820
	5/15/2017	5,166	4,834	(10)	32.17	5/14/2027	—		—
	2/15/2016	19,166	5,834	(17)	15.02	2/14/2026	—		—
	5/22/2013	90,000	—		2.95	5/21/2023	—		—
David Hutz	4/1/2019	—	—		—	—	15,000	(6)	644,550
	4/1/2019	2,000	13,000	(12)	65.03	3/31/2029	—		—
	4/1/2018	—	—		—	—	10,000	(8)	429,700
	4/1/2018	4,166	8,334	(9)	37.74	3/31/2028	—		—
	5/15/2017	—	—		—	—	6,000	(16)	257,820
	5/15/2017	5,166	4,834	(10)	32.17	5/14/2027	—		—
	2/15/2016	26,833	8,167	(17)	15.02	2/14/2026	—		—
	5/15/2015	22,000	2,000	(18)	11.55	5/14/2025	—		—
	12/23/2013	3,500	—		4.00	12/22/2023	—		—
Daniel Kerzner	4/1/2019	—	—		—	—	15,000	(6)	644,550
	4/1/2019	2,000	13,000	(12)	65.03	3/31/2029	—		—
	4/1/2018	—	—		—	—	10,000	(8)	429,700
	4/1/2018	4,166	8,334	(9)	37.74	3/31/2028	—		—
	5/15/2017	—	—		—	—	6,000	(16)	257,820
	5/15/2017	5,166	4,834	(10)	32.17	5/14/2027	—		—
	2/15/2016	26,833	8,167	(17)	15.02	2/14/2026	—		—
	5/15/2015	56,833	5,167	(18)	11.55	5/14/2025	—		—
	12/23/2013	10,000	—		4.00	12/22/2023	—		—

(1)
Option awards vest over a four-year period or five-year period. All of the option awards listed in the table above granted prior to the completion of our initial public offering on July 1, 2015 were granted under our Amended and Restated 2009 Stock Incentive Plan, and all of the option awards granted after our initial public offering were granted under our 2015 Equity Incentive Plan.

(2)
With respect to options granted to our named executive officers that are immediately exercisable subject to our right to repurchase that lapses as the option vests, this column reflects the number of options held by our named executive officers that were exercisable and vested as of December 31, 2019.

(3)
With respect to options granted to our named executive officers that are immediately exercisable subject to our right to repurchase that lapses as the option vests, this column reflects the number of options held by our named executive officers that were exercisable and unvested as of December 31, 2019.

(4)
All of the option awards listed in the table above were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant. Prior to the completion of our initial public offering, the fair market value of one share of common stock was determined in good faith by our Board with the assistance of a third party valuation expert. After our initial public offering, the fair market value of one share of common stock is determined to be the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, or, if the date of grant is a non-trading day (i.e., a weekend or holiday), then the determination date for fair market value will be the closing price for our common stock on the trading day immediately preceding the date of grant.

(5)
The value of the restricted stock units shown in the table was calculated using the closing price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2019, which was $42.97.

(6)
These shares underlying this restricted stock unit award shall vest in five equal annual installments beginning on April 1, 2020, subject to the officer's continued service with us through each such vesting date.

(7)
The option vests and becomes exercisable in full on April 1, 2024, subject to the officer's continuous service with us through such vesting date and subject to pro-rata acceleration upon a change in control prior to such date. If there is a change in control prior to the five-year vesting date, Mr. Trundle is entitled to pro rata vesting of such options, in an amount equal to the amount that would have vested had Mr. Trundle's equity awards vested monthly over the five-year vesting schedule.

(8)
These shares underlying this restricted stock unit award shall vest in five equal annual installments beginning on April 1, 2019, subject to the officer's continued service with us through each such vesting date.

(9)
The option vests and becomes exercisable in sixty equal monthly installments on the 1st day of each calendar month beginning on May 1, 2018, subject to the officer's continuous service with us through each such vesting date.

(10)
The option vests and becomes exercisable in sixty equal monthly installments on the 1st day of each calendar month beginning on June 1, 2017, subject to the officer's continuous service with us through each such vesting date.

(11)
The option vests with respect to 20% of the shares on the one year anniversary of the grant and with respect to 1/48th of the remaining shares on the first day of each month beginning on June 1, 2017 over the following four years, subject to Mr. Trundle's continuous service with us through each such vesting date.

(12)
The option vests and becomes exercisable in sixty equal monthly installments on the 1st day of each calendar month beginning on May 1, 2019, subject to the officer's continuous service with us through each such vesting date.

(13)
The shares underlying this restricted stock unit award shall vest as follows: 40% of the shares shall vest on each of February 1, 2020 and February 1, 2022; the final 20% of the shares shall vest on

  February 1, 2023, subject to Mr. Valenzuela's continuous service with us through each such vesting date. See "Compensation Discussion and Analysis—Other Features of Our Executive Compensation Program—Severance and Change in Control Benefits" for a description of vesting acceleration applicable to equity awards held by Mr. Valenzuela.

(14)
The shares underlying this restricted stock unit award shall vest as follows: 40% of the shares shall vest on each of November 15, 2018 and November 15, 2020; the final 20% of the shares shall vest on November 15, 2021, subject to Mr. Valenzuela's continuous service with us through each such vesting date. See "Compensation Discussion and Analysis—Other Features of Our Executive Compensation Program—Severance and Change in Control Benefits" for a description of vesting acceleration applicable to equity awards held by Mr. Valenzuela.

(15)
The option vests with respect to 20% of the shares on the one year anniversary of the grant and with respect to 1/48th of the remaining shares on the first day of each month beginning on December 1, 2017 over the following four years, subject to Mr. Valenzuela's continuous service with us through each such vesting date. See "Compensation Discussion and Analysis—Other Features of Our Executive Compensation Program—Severance and Change in Control Benefits" for a description of vesting acceleration applicable to equity awards held by Mr. Valenzuela.

(16)
The shares underlying this restricted stock unit award shall vest as follows: 40% of the shares shall vest on each of May 15, 2019 and May 15, 2021; the final 20% of the shares shall vest on May 15, 2022, subject to the officer's continuous service with us through each such vesting date.

(17)
The option vests with respect to 20% of the shares on the one year anniversary of the grant and with respect to 1/48th of the remaining shares on the first day of each month beginning on March 1, 2017 over the following four years, subject to the officer's continuous service with us through each such vesting date.

(18)
The option vests with respect to 20% of the shares on the one year anniversary of the grant and with respect to 1/48th of the remaining shares on the first day of each month beginning on June 1, 2016 over the following four years, subject to the officer's continuous service with us through each such vesting date.

Option Exercises and Stock Vested

        The following table shows the number of shares of our common stock acquired upon the exercise of stock options and the aggregate value realized upon the exercise of stock options, as well as the number of shares of our common stock acquired upon the vesting of restricted stock unit awards and the aggregate value realized upon the vesting of restricted stock unit awards, for the named executive officers during the fiscal year ended December 31, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Stephen Trundle	18,800	960,945	—	—
	10,000	518,656	—	—
	1,200	63,180	—	—
	15,000	910,613	—	—
	20,000	1,272,593	—	—
	20,000	863,629	—	—
	10,000	408,343	—	—
	5,000	203,091	—	—
	—	—	5,000	325,150
Steve Valenzuela	1,083	25,136	—	—
	1,084	38,103	—	—
	1,083	35,847	—	—
	1,083	40,634	—	—
	1,084	46,796	—	—
	1,083	32,587	—	—
Jeffrey Bedell	—	—	2,000	130,060
	—	—	4,000	233,560
David Hutz	—	—	2,500	162,575
	—	—	4,000	233,560
Daniel Kerzner	—	—	2,500	162,575
	—	—	4,000	233,560

(1)
The value realized on exercise of the stock options is based on the difference between the closing price of the shares of our common stock on the date of exercise and the applicable exercise price of those options, net of the exercise price for acquiring the shares, and does not represent actual amounts received by the named executive officers as a result of the option exercises.

(2)
The value realized on vesting is based on the number of shares of common stock underlying the restricted stock unit award that vested multiplied by the closing market price of the shares of our common stock on the vesting date.

Employment Arrangements

Employment Offer Letters

        We have offer letters with each of our executive officers. The offer letters provide for at-will employment and set forth the executive officer's initial base salary, eligibility for employee benefits and other initial terms and conditions of employment. Please see "Outstanding Equity Awards at Fiscal Year-End" above for a presentation of equity awards held by our named executive officers.

Severance and Change in Control Benefits

        Our named executive officers, other than Mr. Trundle and Mr. Valenzuela, are not entitled to any benefits upon a termination of employment or change in control, except under the general terms of our equity benefit plans for all employees, which are described below under the section entitled "Equity Benefit Plans." Mr. Valenzuela is entitled to certain limited benefits if his employment is terminated by us without cause. Mr. Trundle and Mr. Valenzuela are eligible for certain limited benefits in connection with a change in control (as defined in our 2015 Equity Incentive Plan), in each case as further described below under "Potential Payments Upon Termination or Change in Control."

Potential Payments Upon Termination or Change in Control

Potential Payments upon Termination without Cause

        The following table provides an estimate of the value of the compensation and benefits that would be due to Mr. Valenzuela assuming a termination without cause, effective as of December 31, 2019, other than in connection with a change of control, under our agreement with Mr. Valenzuela described above. The actual amounts that would be paid can only be determined at the time of such event.

Name	Cash Payment ($)		Benefit Continuation ($)		Total ($)
Steve Valenzuela	116,667	(1)	9,054	(1)	125,721

(1)
Reflects a lump sum cash payment equal to four months of Mr. Valenzuela's then-current base salary and reimbursement of company-paid health insurance coverage for six months.

Potential Payments in Connection with a Change in Control

        The following table provides an estimate of the value of the compensation and benefits that would be due to Mr. Valenzuela assuming a termination without cause, effective as of December 31, 2019, in connection with a change in control, under our agreement with Mr. Valenzuela described above. The actual amounts that would be paid can only be determined at the time of such event.

			Value of Accelerated Equity Awards(1) ($)
Name	Cash Payment ($)	Benefit Continuation ($)	Restricted Stock Units	Options	Total ($)
Steve Valenzuela	116,667	9,054	1,742,391	375,499	2,243,610	(2)

(1)
The value of the vesting acceleration of stock option and restricted stock unit awards is based on the closing price of our common stock on December 31, 2019, which was $42.97, less, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Stock options that have exercise prices at or above $42.97 per share are reflected as having $0 value for purposes of this table.

(2)
Reflects a lump sum cash payment equal to four months of Mr. Valenzuela's then-current base salary and reimbursement of company-paid health insurance coverage for six months as well as vesting of the unvested shares subject to the outstanding equity awards granted to Mr. Valenzuela pursuant to the terms of his offer letter.

        Mr. Trundle holds stock options granted in 2019 that vest upon the five-year anniversary of the grant date, rather than monthly over such term. If there is a change in control prior to the five-year vesting date, Mr. Trundle is entitled to pro rata vesting of such options, in an amount equal to the amount that would have vested had Mr. Trundle's equity awards vested monthly over the five-year vesting schedule. The following table provides an estimate of the value of the compensation and benefits that would be due to Mr. Trundle assuming a change of control occurred as of December 31, 2019. The actual amounts that would be paid can only be determined at the time of such event.

Value of Accelerated Equity Awards(1) ($)
Name	Cash Payment ($)	Benefit Continuation ($)	Restricted Stock Units	Options	Total ($)
Stephen Trundle	—	—	—	—	—

(1)
The value of the vesting acceleration of stock option awards is based on the closing price of our common stock on December 31, 2019, which was $42.97, less, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Stock options that have exercise prices at or above $42.97 per share are reflected as having $0 value for purposes of this table.

Equity Benefit Plans

        For more information on our current equity compensation program and decisions regarding the grants of equity awards in fiscal 2019 for our named executive officers, see "Compensation Discussion and Analysis—2019 Executive Compensation Program—Annual Performance Bonus" and "Compensation Discussion and Analysis—2019 Executive Compensation Program—Equity Awards."

        Since the completion of our initial public offering in July 2015, we grant equity awards to employees, including our named executive officers, under our 2015 Equity Incentive Plan, or the 2015 Plan. Outstanding equity awards held by our employees, including our named executive officers that we granted prior to our initial public offering were granted under our Amended and Restated 2009 Stock Incentive Plan, or the 2009 Plan. Our Board has delegated authority to our Compensation Committee to administer the terms of our 2015 Plan and 2009 Plan, which are together referred to as the Equity Plans. The Equity Plans' provisions regarding treatment of awards upon a termination or change in control transaction are summarized below. Please refer to the plan documents filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 26, 2020 for a complete description of the terms of such plans.

        Under the terms of the Equity Plans and the form of award agreements thereunder, stock awards generally cease vesting and terminate upon the holder's termination of service with us and options generally remain exercisable for a short period of time following the holder's termination of service with us (generally three months, with longer periods upon terminations for death or disability), but in no event beyond the expiration of its original term.

        In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take a variety of actions with respect to stock awards granted under the 2015 Plan, including arranging for their assumption, continuation or substitution; accelerated vesting; and/or termination in exchange for payment or for no payment. Under our 2009 Plan, in the event of a merger, consolidation, or sale of assets or stock of our company that results in a change of control, the plan administrator may take either of the following two actions with respect to outstanding stock awards: (1) accelerate the date of exercise of all outstanding options or (2) cancel any outstanding awards and pay to the holder an amount in cash or securities equal to the excess of the price paid to the holders of shares of common stock over the exercise price of the award.

        We are not obligated to treat all stock awards under the 2015 Plan or 2009 Plan, even those that are of the same type, in the same manner. Additionally, we may provide for additional vesting and exercisability or settlement in the event of certain types of change in control transactions in an individual award agreement or in any other written agreement between us and a participant. Our named executive officers' equity acceleration benefits are described in the section above entitled "Severance and Change in Control Benefits."

Pay Ratio

        In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd Frank Act, we determined the ratio of: (a) the annual total compensation of our Chief Executive Officer, to (b) the median of the annual total compensation of all of our employees, except for our Chief Executive Officer, both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

        To identify our median employee, we used the following methodology:

  •
  To determine our total population of employees, we included all of our employees as of December 31, 2018.

  •
  To identify our median employee from our employee population, we calculated the aggregate amount of each employee's (i) base salary paid in 2018, (ii) actual bonuses paid for 2018, and (iii) the value of equity awards granted in 2018 using the same methodology we use for estimating the value of the equity awards granted to our named executive officers and reported in our Summary Compensation Table. In making this determination, we annualized the base salary and bonus elements listed in (i) and (ii) above paid for employees who were employed by us for less than the entire calendar year.

  •
  Because of the limited scale of our operations outside the United States, we excluded all 12 of our employees located outside the United States for purposes of determining our "median employee" in our pay ratio calculation. As of December 31, 2018, our employee population consisted of approximately 884 individuals, 872 of whom were located in the United States and 12 of whom were located outside of the United States, all of whom were located in Canada.

        After applying the methodology described above, we determined our median employee. Once the median employee was identified, we then calculated the annual total compensation of this employee for 2018 in accordance with the requirements of the Summary Compensation Table.

        While the Company's transaction with OpenEye in October 2019 resulted in an approximately 15% increase in the Company's employee population, we do not believe that it would result in a significant change in the Company's pay ratio disclosure based upon a comparison of the 2018 median salary and bonus compensation levels of the two employee populations and a review of the impact of combining the two populations in 2019.

        The 2018 median employee is no longer employed by the Company. While there has been a change in the original median employee's circumstances, we do not believe that change would result in a significant change in the Company's pay ratio disclosure. Therefore, the Company has elected to use an alternate median employee, whose 2018 compensation was substantially similar to the 2018 median employee's compensation level based upon the compensation methodology used to select the 2018 median employee, as our 2019 median employee.

        We calculated the 2019 median employee's annual total compensation in accordance with the requirements of the Summary Compensation Table, resulting in an annual total compensation of $105,800.

        The annual total compensation of our Chief Executive Officer in 2019, as reported in the Summary Compensation Table included in this Proxy Statement, was $3,020,414. Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was 29 to 1.

        This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company's compensation practices and pay ratio disclosures. Neither the Compensation Committee nor our management used our Chief Executive Officer to median employee pay ratio in making compensation decisions.

 DIRECTOR COMPENSATION

        The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2019. Mr. Trundle serves as our Chief Executive Officer in addition to being a director but does not receive any additional compensation for his service as a director and accordingly, he is not included in the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Donald Clarke	60,000	144,984	204,984
Michelle Lee(3)	30,448	144,984	175,433
Timothy McAdam	65,000	144,984	209,984
Darius G. Nevin	70,000	144,984	214,984
Hugh Panero	55,000	144,984	199,984
Mayo Shattuck	45,000	144,984	189,984
Simone Wu(4)	—	—	—

(1)
This column reflects the aggregate grant date fair value of all restricted stock units granted during fiscal 2019 computed in accordance with ASC Topic 718. The grant date fair value of each restricted stock unit is measured based on the closing price of our shares of our common stock on the date of grant and assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing restricted stock units are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 26, 2020.

(2)
The table below shows the aggregate number of stock awards and option awards outstanding for each of our non-employee directors as of December 31, 2019:

Name	Stock Awards (#)	Option Awards (#)
Donald Clarke	2,711	36,000
Michelle Lee(3)	—	—
Timothy McAdam	2,711	—
Darius G. Nevin	2,711	36,000
Hugh Panero	2,711	20,000
Mayo Shattuck	2,711	36,000
Simone Wu(4)	—	—
(3)
Ms. Lee resigned from our Board and all committees thereof on September 3, 2019. Fees earned were paid pro-rata through the date of Ms. Lee's resignation, and her outstanding RSUs were forfeited, as they were unvested at the time of her resignation.

(4)
Ms. Wu joined our Board effective February 21, 2020. Accordingly, she did not receive any compensation in fiscal 2019.

Non-Employee Director Compensation Policy

Overview

        Our directors play a critical role in guiding our strategic direction and overseeing management. The Compensation Committee reviews pay levels for non-employee directors on an annual basis with assistance from its compensation consultant, Compensia, which prepares a comprehensive assessment of our non-employee director compensation program. Such assessment includes benchmarking of our current director compensation against the same peer group used for executive compensation purposes and an update on recent trends in director compensation. Following such review, the Board, upon recommendation of the Compensation Committee, approves any updates to the non-employee director compensation policy for the ensuing calendar year.

Non-Employee Director Compensation Policy

        Our Board has adopted a director compensation policy for non-employee directors, which was most recently amended by the Board in December 2017 upon recommendation by the Compensation Committee. Non-employee directors receive a combination of cash and equity compensation.

Cash Compensation

        Under our policy, each non-employee director, other than Mr. McAdam, will receive an annual board service retainer of $40,000, and Mr. McAdam, as Chairman of our Board, will receive an annual board service retainer of $50,000. The members of each of our Compensation Committee and Nominating and Corporate Governance Committee will receive an annual service retainer of $5,000, and the members of our Audit Committee will receive an annual service retainer of $15,000. In addition, the chairman of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will receive an annual committee chair service retainer of $20,000, $15,000 and $10,000, respectively.

        The annual cash compensation amounts set forth above are payable in equal quarterly installments, payable in arrears during the first 30 days of the first month following the end of each calendar quarter in which the board service occurs. If the director joins our Board at a time other than the first day of a calendar quarter, he or she will be entitled to the cash compensation set forth above beginning with the calendar quarter following the date he or she joins our Board.

Equity Compensation

        In addition to cash compensation, each non-employee director is eligible to receive nonqualified stock options and/or restricted stock unit awards under our 2015 Plan. Any stock options granted under this policy are nonstatutory stock options, with a term of ten years from the date of grant, subject to earlier termination in connection with a termination of service.

        Vesting schedules for equity awards are subject to the non-employee director's continuous service on each applicable vesting date. Notwithstanding any vesting schedule, for each non-employee director who remains in continuous service with the Company until immediately prior to the closing of a change in control, the shares subject to his or her then-outstanding equity awards that were granted pursuant to this policy will become fully vested immediately prior to the closing of such change in control.

Initial Award

        Each non-employee director who is newly elected or appointed to our Board is eligible to receive an initial grant of an option to purchase shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant. The amount and vesting schedule of such initial award is in the Board's discretion.

Annual Award

        Each continuing non-employee director will automatically be granted an annual restricted stock unit award on the business day following our annual meeting of stockholders with a grant date fair value of $145,000; provided that no annual award will be granted to a non-employee director in the same calendar year that such person received his or her initial award. The grant date fair value shall be converted into the number of shares underlying the award based on the closing price of our common stock on the date of grant. This annual restricted stock unit award will vest in full on the day immediately preceding the date of the next year's annual meeting of stockholders, provided that the applicable non-employee director remains a director as of such vesting date.

Non-Employee Director Stock Ownership Guidelines

        In 2018, the Compensation Committee adopted stock ownership guidelines for our non-employee directors, under which each non-employee director is expected to accumulate a number of shares of our common stock with value equal the lesser of (i) three times his or her annual cash retainer for Board service or (ii) 2,500 shares of our common stock. Our non-employee directors are expected to satisfy the stock ownership guidelines within five years from the adoption of the guidelines (or the individual's date of joining the Board, if later). As of March 31, 2020, all of our non-employee directors were in compliance with the stock ownership guidelines, except for Ms. Wu, who was appointed as a director in February 2020 and thus has until 2025 to comply with the guidelines pursuant to the phase-in period. The Compensation Committee adopted the stock ownership guidelines based on input and analysis from Compensia regarding market practices and best practices related to non-employee director compensation.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Amended and Restated 2009 Stock Incentive Plan(1)	854,612		$6.60	—
2015 Equity Incentive Plan(2)	2,437,627		13.79	6,527,550
2015 Employee Stock Purchase Plan(3)	—		—	2,004,184
Equity compensation plans not approved by security holders	54,694	(4)	$10.97	—
Total	3,346,933			8,531,734

(1)
After the completion of our initial public offering on July 1, 2015, no further grants were made under our Amended and Restated 2009 Stock Incentive Plan.

(2)
The number of shares of common stock reserved for issuance under the 2015 Equity Incentive Plan automatically increases on January 1 of each year, beginning on January 1, 2016 and continuing through and including January 1, 2024, by 5% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board. The Board declined to increase the share reserve for the 2015 Equity Incentive Plan pursuant to the "evergreen" feature" for 2019 and 2020.

(3)
The number of shares of common stock reserved for issuance under the 2015 Employee Stock Purchase Plan automatically increases on January 1 of each year, beginning on January 1, 2016 and continuing through and including January 1, 2025, by the lesser of (i) 1% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, (ii) 1,500,000 shares or (iii) such lesser number of shares determined by our Board. The Board declined to increase the share reserve for the 2015 Employee Stock Purchase Plan pursuant to the "evergreen" feature" for 2019 and 2020.

(4)
54,694 of the securities represent performance-based warrants issued to two employees on March 30, 2015. Each warrant gives the holder a right to purchase up to 27,347 shares of our common stock, has an exercise price of $10.97 per share and we may elect to terminate the warrants in exchange for a one-time cash settlement in the event of a change in control. If the warrants become exercisable, the number of shares that become exercisable is based upon the achievement of certain minimum annual revenue targets, which cannot exceed 27,347 shares for each warrant. Does not include 15,805 shares subject to outstanding stock options with a weighted average exercise price of $7.26 that we assumed in accordance with the terms of the asset purchase agreement we entered into with Icontrol Networks, Inc. on June 23, 2016.

 TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy and Procedures

        We have a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions.

        For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

        Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

        In considering related person transactions, the Audit Committee, or other independent body of our Board, takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the availability of other sources for comparable services or products and (d) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

        The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Related Person Transactions

        Except as described below, there have been no transactions since January 1, 2019 in which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under "Executive Compensation" and "Director Compensation."

Registration Rights Agreement

        We are a party to an amended and restated registration rights agreement with certain stockholders, including entities affiliated with ABS Capital Partners, entities affiliated with Technology Crossover Ventures, Backbone Partners, LLC, David Hutz, Jean-Paul Martin and Daniel Ramos. The amended and restated registration rights agreement, among other things, grants these stockholders specified registration rights with respect to shares of our common stock issued upon conversion of the shares of preferred stock previously held by them.

Indemnification Agreements

        Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We have also obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Alarm.com Holdings, Inc. Direct your written request to Alarm.com Holdings, Inc., Attn: Corporate Secretary, 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request "householding" of their communications should contact their brokers.

 OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Daniel Ramos
Corporate Secretary
April 23, 2020

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission, is available without charge upon written request to: Alarm.com Holdings, Inc., Attn: Corporate Secretary, 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102.

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ALARM.COM HOLDINGS, INC.

        Stephen Trundle hereby certifies that:

        ONE:    The date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was January 27, 2009.

        TWO:    An Amended and Restated Certificate of Incorporation of this company was filed with the Secretary of State of the State of Delaware on March 3, 2009.

        THREE:    A second Amended and Restated Certificate of Incorporation of this company was filed with the Secretary of State of the State of Delaware on July 11, 2012.

        FOUR:    A third Amended and Restated Certificate of Incorporation of this company was filed with the Secretary of State of the State of Delaware on July 2, 2015.

        FIVE:    He is the duly elected and acting President and Chief Executive Officer of Alarm.com Holdings, Inc., a Delaware corporation.

        ~~FIVE~~SIX:    The Certificate of Incorporation of this company is hereby amended and restated to read as follows:

I.

        The name of this company is ALARM.COM HOLDINGS, INC. (the "Company" or the "Corporation").

II.

        The address of the registered office of this Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of the registered agent of this Corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

        The purpose of this Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law ("DGCL").

IV.

        A.    This Company is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Company is authorized to issue is three hundred ten million (310,000,000) shares. Three hundred million (300,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).

        B.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the "Board of Directors") is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

        C.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

        For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

  A. MANAGEMENT OF BUSINESS.

        The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

  B. BOARD OF DIRECTORS

        Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of Common Stock to the public (the "Initial Public Offering"), the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

        Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  C. REMOVAL OF DIRECTORS.

        a.     Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the Initial Public Offering, neither the Board of Directors nor any individual director may be removed without cause.

        b.     Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

        D. VACANCIES.    Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

  E. BYLAW AMENDMENTS.

        1.     The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

        2.     The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

        3.     No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

        4.     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

VI.

        A.    The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

        B.    To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

        C.    Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

        Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company; (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders; (C) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (D) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

VIII.

        A.    The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

        B.    Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

* * * *

        ~~SIX~~SEVEN:    This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

        ~~SEVEN~~EIGHT:    This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the

DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.

        IN WITNESS WHEREOF, Alarm.com Holdings, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this ~~1st~~            th day of ~~July, 2015~~                        , 2020.

ALARM.COM HOLDINGS, INC.
By:	Stephen Trundle President and Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED BYLAWS
OF
ALARM.COM HOLDINGS, INC.
(A DELAWARE CORPORATION)

AMENDED AND RESTATED BYLAWS
OF
ALARM.COM HOLDINGS, INC.
(A DELAWARE CORPORATION)

ARTICLE I
OFFICES

        Section 1. Registered Office.     The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

        Section 2. Other Offices.     The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II
CORPORATE SEAL

        Section 3. Corporate Seal.     The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III
STOCKHOLDERS' MEETINGS

        Section 4. Place Of Meetings.     Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law ("DGCL").

  Section 5. Annual Meetings.

        (a)   The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder's notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation's notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "1934 Act")) before an annual meeting of stockholders.

        (b)   At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

            (i)  For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder's notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender, promptly following such person's failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

           (ii)  Other than proposals sought to be included in the corporation's proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder's notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation's capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv).

         (iii)  To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

          (iv)  The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "Proponent" and collectively, the "Proponents"): (A) the name and address of each Proponent, as they appear on the corporation's books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder's notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

        For purposes of Sections 5 and 6, a "Derivative Transaction" means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

  (w)
  the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

  (x)
  which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

  (y)
  the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

  (z)
  which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

        (c)   A stockholder providing written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

        (d)   Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder's notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an "Expiring Class" shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

        (e)   A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Except as otherwise required by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

        (f)    Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

        (g)   For purposes of Sections 5 and 6,

            (i)  "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

           (ii)  "affiliates" and "associates" shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the "1933 Act").

  Section 6. Special Meetings.

        (a)   Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board of

Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

        (b)   The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

        (c)   Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

        (d)   Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

        Section 7. Notice Of Meetings.     Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

        Section 8. Quorum.     At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairperson of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

        Section 9. Adjournment And Notice Of Adjourned Meetings.     Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairperson of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 10. Voting Rights.     For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

        Section 11. Joint Owners Of Stock.     If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

        Section 12. List Of Stockholders.     The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

        Section 13. Action Without Meeting.     No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

  Section 14. Organization.

        (a)   At every meeting of stockholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Chief Executive Officer, or if no Chief Executive Officer is then serving or is absent, the President, or, if the President is absent, a chairperson of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairperson. The Chairperson of the Board may appoint the Chief Executive Officer as chairperson of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary or other officer or other person directed to do so by the chairperson of the meeting, shall act as secretary of the meeting.

        (b)   The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

 ARTICLE IV
DIRECTORS

        Section 15. Number And Term Of Office.     The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

        Section 16. Powers.     The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

        Section 17. Classes of Directors.     Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the initial public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of Common Stock of the corporation to the public (the "Initial Public Offering"), the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

        Notwithstanding the foregoing provisions of this Section 17, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        Section 18. Vacancies.     Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock or as otherwise provided by applicable law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

         Section 19. Resignation.     Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, the Secretary, in his or her discretion, may either (a) require confirmation from the director prior to deeming the resignation effective, in which case the resignation will be deemed effective upon receipt of such confirmation, or (b) deem the resignation effective at the time of delivery of the resignation to the Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

  Section 20. Removal.

        (a)   Subject to the rights of holders of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

        (b)   Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors, voting together as a single class.

  Section 21. Meetings.

        (a)    Regular Meetings.    Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

        (b)    Special Meetings.    Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairperson of the Board, the Chief Executive Officer or a majority of the total number of authorized directors.

        (c)    Meetings by Electronic Communications Equipment.    Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        (d)    Notice of Special Meetings.    Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        (e)    Waiver of Notice.    The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

  Section 22. Quorum And Voting.

        (a)   Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 45 for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

        (b)   At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

        Section 23. Action Without Meeting.     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 24. Fees And Compensation.     Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

  Section 25. Committees.

        (a)    Executive Committee.    The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

        (b)    Other Committees.    The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

        (c)    Term.    The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

        (d)    Meetings.    Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any Director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

        Section 26. Duties of Chairperson of the Board of Directors.     The Chairperson of the Board of Directors, if appointed and when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairperson of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

        Section 27. Organization.     At every meeting of the directors, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairperson of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary or other officer, director or other person directed to do so by the person presiding over the meeting, shall act as secretary of the meeting.

 ARTICLE V
OFFICERS

        Section 28. Officers Designated.     The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

  Section 29. Tenure And Duties Of Officers.

        (a)    General.    All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

        (b)    Duties of Chief Executive Officer.    The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairperson of the Board of Directors has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

        (c)    Duties of President.    The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairperson of the Board of Directors or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

        (d)    Duties of Vice Presidents.    A Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. A Vice President shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

        (e)    Duties of Secretary.    The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the

Board of Directors shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

        (f)    Duties of Chief Financial Officer.    The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the controller or any assistant controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each controller and assistant controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

        (g)    Duties of Treasurer.    Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President and Chief Financial Officer (if not Treasurer) shall designate from time to time.

        Section 30. Delegation Of Authority.     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

        Section 31. Resignations.     Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

        Section 32. Removal.     Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

 ARTICLE VI
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

        Section 33. Execution Of Corporate Instruments.     The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

        All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

        Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 34. Voting Of Securities Owned By The Corporation.     All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII
SHARES OF STOCK

        Section 35. Form And Execution Of Certificates.     The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by the Chairperson of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

        Section 36. Lost Certificates.     A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner's legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

  Section 37. Transfers.

        (a)   Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

        (b)   The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

  Section 38. Fixing Record Dates.

        (a)   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        (b)   In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 39. Registered Stockholders.     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII
OTHER SECURITIES OF THE CORPORATION

        Section 40. Execution Of Other Securities.     All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 36), may be signed by the Chairperson of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX
DIVIDENDS

        Section 41. Declaration Of Dividends.     Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

        Section 42. Dividend Reserve.     Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X
FISCAL YEAR

        Section 43. Fiscal Year.     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI
INDEMNIFICATION

        Section 44. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

        (a)    Directors and executive officers.    The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

        (b)    Other Officers, Employees and Other Agents.    The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

        (c)    Expenses.    The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

        Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this section, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

        (d)    Enforcement.    Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this section to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the corporation.

        (e)    Non-Exclusivity of Rights.    The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

        (f)    Survival of Rights.    The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director or executive officer or officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        (g)    Insurance.    To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

        (h)    Amendments.    Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

        (i)    Saving Clause.    If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under any other applicable law.

        (j)    Certain Definitions.    For the purposes of this Bylaw, the following definitions shall apply:

            (i)  The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

           (ii)  The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

         (iii)  The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (iv)  References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

           (v)  References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

ARTICLE XII
NOTICES

  Section 45. Notices.

        (a)    Notice To Stockholders.    Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

        (b)    Notice To Directors.    Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws with notice other than one which is delivered personally to be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known address of such director.

        (c)    Affidavit Of Mailing.    An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

        (d)    Methods of Notice.    It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

        (e)    Notice To Person With Whom Communication Is Unlawful.    Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

        (f)    Notice to Stockholders Sharing an Address.    Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII
AMENDMENTS

        Section 46.     Subject to the limitations set forth in Section 45(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV
LOANS TO OFFICERS

        Section 47. Loans To Officers.     Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ALARM.COM HOLDINGS,INC. VirtualAnnual Meeting of Stockholders June 3, 2020 at 9:00 AM EDT This Proxy is solicited on behalf of the Board of Dri ectors of Alarm.com Holdings,Inc. The undon:;ignod hereby C .ppointt:;; Stophen Trundlennd Steve Valonz.uola, and each or oithor of thom, ;tc; the true >::tnd k:twful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them,and each of them, to vote all the sharesof common stock of Alarmc. om Holdings,Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meetni g or any adjournmentlhereol, conferring authority upon such true md lawfulattorneys to vote in their discretion on such other matters ae may properly come before the meeting and revoking any proJ<Y heretofore given. The Annual Meeting of Stockholders will be held virtually. In order to attend the Annual Meeting, you must register at http://www.vlewproxy.c:om/ALRW2020 by 11:59 PM EDT on June 1,2020. On theday of the Annual Meeting, if you have properyl registered, you may enter the Annual Meeting at h:tp://www.viewproxy.com/ALRM/2020NM by logging in using the password you received via email in your registration confirmation. Further instructions on how to attend and vote during the Annual Meeting are contain eo in the Proxy Statement in the sections titled "Questions and Answers About These Proxy Materials and Voting - How do I attend the Amual Meeting?" and "Questions and Answers About These Proxy Materials and Voting ·How can I vote?" THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEMI, FOR THE PROPOSALS IN ITEMS 2, a AND 5, AND AGAINST THE PROPOSALIN ITEM 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSNi ESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE & PLEASE DETACH ALONG PERFORATED LINE AND MAL IN THE ENVELOPE PROVIDED. & Important Notice Regarding the Availability of Proxy Materials for the virtualAnnual Meeting: The Notice and Proxy Statement and Annual Report are available at http://www.viewproxy.com/ALRM/2020

Please mar <:your voceslite lt'IIS IE 111e Board of Directorsrecommends avotl "fOR" each of the di"ector nomi'Mtes listedInProposal1,"FOR" PropGsats 2, 3 and 5,and "AGA NST•Proposal4. 3.To e. on., iS(ry baSfisi.e compet$.1fon or !beftlllledexeanite otrJCer$ os 4scbsed in die aceomparyilg Proxy Statement. 1. toelect !he r«o(2) nominees lor «Wecror n:une<bEtctN 10 hOld Cll.oe ll'ftlilbe 2023An1'1,13l MetdnQ Of Sl«khOI:W$; FOR AGAINST ABSTA N 0 FOR 0 AGAINST 0 ABSTAIN HoMlMeS: 01 Timac!Jy Jkhbn 02SimoneWu D D D D D D 4.To eot'l$kler. It ptq>el\1 presEn ed a1 lhe Mnu31 Meedru 3 Oifldhg SIOCkll:*lef ptWOS3J requesdng me Bo¥4Of Otect<J110IHewastePl'li!CE$$8IY106'l'leM lheC01119W'J 'scerutie31e or and a ....-s to teorQ31"1ke ttt eo.v<t o1 Oiret1ors Clio cne <lls$. 'Ai!:h eaeh d' reciOr subject 10elcction each JI'U lor a one-ye.¥ term. or (llreeoo 01 Ft.cUP as me: 2.To mt tsteleCDOIm'I eAl.m CCWI'Irlinee 01 11'1e 8001d 0 FOR 0 AGAINST 0 ABSTAIN ln m: reQiSCered p,blt:aoc:oundno IWm 01!he e<mpan, lOt a liSe*ye:rencino Otoel'lber 31.2020. 5 To a.melld !he COtnpal'f(s Am\Wied a'ld Resf3ed t:Enflt::ale olto elf!Wl3le fYVtJCingreqUremelle$. 0 FOR 0 AGAINST 0 ABSTAIN 0 FOR 0 AGAINST 0 ABSTA N I pion 10 atten<llllt m..ung vtnually D Dated: _ Slgna1UI1! (rt llel<l jOintll' ) Address Cllano&'COmments:(If younoted ¥'1Address Cl\anoes and'oreommeo1s abOVe.pleaSe mark llo><.) D VIRTUAL CONTROL NUMBER )I sllot.6j be m:;rted, d.lied :nl signed by exil S11)C);h:)ld!!r em:<¥ as su::ll NOU: Tlis ftWfleawta1hefeol\3tlCIrsumeoproff Pl!y In til! eccfosed fflo'eiOpe.WilenSIWe$ :.e .eachhOtW SI'IOIJCI $iOn. WilenSII.YiihD as an exec:u.,.-,admiNstnaOt. aoomer. tros1ee or g.a!IM1)1ease 9He fiJI tide as $1.1Ch. If lhe sign31»ry ilaeormlicnt,9nU du¥at!lOOrizcd cfficu,gMng fullOOc as stdl.If W 01)'is aprutOcrstip. nMIC ty "' PLEASE DETACH ALONG PERFORATED UNE AND MALI IN THE EINELOPE PROVDI ED. "' As a stockholder of Alarm.com Holdni gs.tnc.. you have the option of voting YOlK shares electrOnicathrough the Internet or by telephone,eliminating the need 10re1um!heP<OJCY card.Yovr eiectrOOic vo1e au1hortzes111e named prox1es1o vo1e your shaleS In Ule samemanne< as n you mart<ed.SlOne<!,da!ed and re1umed tile proxy card. As a Registered Holder,you may vote your shares at the AnnualMeeting by firs.1registering ai hnp:Jtwww.viewproxy.com/ALRM/2020 using your VrItual Control Number below.Your registratoi n must be received by 11:59 PM EDT onJune 1.2020.On the day of the Annual Meeting.if you haveproperly registered you may log in to the AnnualMeeting at httP:IAvww.vlewPfO)(:y.corrv'ALRW2020NM usino the passwordyou received via emailin your registration confirmationaoo follow Instructoi ns to vote yout' Shares.Please !lave your VlnuaJ eoouof Nllllber wltlb you dl.l1ng tile Annual llheetlng In order to vote.Furtlle t nstructions on llOw to attend andvote during the AnnualMeeting are containedInthe Proxy Statemen t in Ulesections titled •auest oos and Answers AbOut nlese Proxy Materials and Voting· How do I attend theAnnual Meeting?" and "Questions and Answers About Titese Proxy Materials and Voting • How can I vote?" VI RT•UAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit VirtualControl Number ready when voting by Internet or telephone Vote Your Proxy by Phone: hen detachit,and return TELEPHONE Call 1 (866) 804-9616 Use any touch tone telephone to vote your proxy.Have your proxy card available when you call. Follow the votinginstructions to vote your shares. Vote Mark, si card,t it in the MAll Your Proxy by Mali: gn. and date your proxy postage-paid envelope provided. Q INTERNET Vote Your Proxy on theInternet: Go to www.aalvote.com/ALRM Have your proxy card available when you access the above website.Follow the prompts to vote your shares.

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" each of the director nominees listed in Proposal 1, "FOR" Proposals 2, 3 and 5, and "AGAINST" Proposal 4.

Nominees:	FOR	AGAINST	ABSTAIN
01 Timothy McAdam	☐	☐	☐
02 Simone Wu	☐	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

I plan to attend the meeting virtually ☐

Dated: ____________________________

____

Signature

____

Signature (if held jointly)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

→ ☐

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Alarm.com Holdings, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/ALRM/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 1, 2020. On the day of the Annual Meeting, if you have properly registered you may log in to the Annual Meeting at http://www.viewproxy.com/ALRM/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled "Questions and Answers About These Proxy Materials and Voting - How do I attend the Annual Meeting?" and "Questions and Answers About These Proxy Materials and Voting - How can I vote?"

VIRTUAL CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.aalvote.com/ALRM

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.